UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06554

ALLIANCEBERNSTEIN GLOBAL BOND FUND INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York	10105
(Address of principal executive offices)	(Zip code)

Joseph J. Mantineo

AllianceBernstein L.P.

1345 Avenue of the Americas

New York, New York 10105

(Name and address of agent for service)

Registrant’s telephone number, including area code: (800) 221-5672

Date of fiscal year end: September 30, 2009

Date of reporting period: March 31, 2009

ITEM 1.	REPORTS TO STOCKHOLDERS.

2

SEMI-ANNUAL REPORT

AllianceBernstein Global Bond Fund

March 31, 2009

Semi-Annual Report

Investment Products Offered

•	Are Not FDIC Insured
•	May Lose Value
•	Are Not Bank Guaranteed

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein® at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund’s prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund’s proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein’s web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission’s (the “Commission”) web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the Commission’s web site at www.sec.gov. The Fund’s Forms N-Q may also be reviewed and copied at the Commission’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the AllianceBernstein funds, and is a member of FINRA.

AllianceBernstein® and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.

May 19, 2009

Semi-Annual Report

This report provides management’s discussion of fund performance for AllianceBernstein Global Bond Fund (the “Fund”) for the semi-annual reporting period ended March 31, 2009.

Investment Objectives and Policies

The Fund’s investment objective is to generate current income consistent with preservation of capital. The Fund invests, under normal circumstances, at least 80% of its net assets in fixed-income securities. The Fund may invest in a broad range of fixed-income securities in both developed and emerging markets. The Fund may invest across all fixed-income sectors, including US and non-US government and corporate debt securities. The Fund’s investments may be denominated in local currency or US Dollar-denominated. The Fund may invest in debt securities with a range of maturities from short- to long-term. The Fund may use borrowings or other leverage for investment purposes.

AllianceBernstein L.P. (the “Adviser”) will actively manage the Fund’s assets in relation to market conditions and general economic conditions and adjust the Fund’s investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund’s assets invested in a particular country or denominated in a particular currency will vary in accordance with the Adviser’s assessment of the relative yield and appreciation potential of such securities and the relationship of the country’s currency to the US Dollar.

Under normal circumstances, the Fund invests at least 75% of its net assets in fixed-income securities rated investment grade at the time of investment and may invest up to 25% of its net assets in below investment-grade fixed-income securities.

The Fund may invest in mortgage-related and other asset-backed securities, loan participations, inflation-protected securities, structured securities, variable, floating, and inverse floating rate instruments, preferred stock, and may use other investment techniques. The Fund intends, among other things, to enter into transactions such as reverse repurchase agreements and dollar rolls. The Fund may invest, without limit, in derivatives, such as options, futures, forwards or swap agreements.

Investment Results

The table on page 5 shows the Fund’s performance compared to its benchmark, the Barclays Capital Global Aggregate Bond Index (hedged to the US Dollar).

The Fund’s Class A shares without sales charges underperformed its benchmark for both the six- and 12-month periods ended March 31, 2009, as non-government debt markets sold off in the face of extreme risk aversion, particularly in the fourth quarter of 2008. For both periods, the Fund’s underweight in government holdings detracted from performance as global government bonds benefited from the extreme flight to quality. The Fund’s overweight in investment-grade and high-yield corporate debt,

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	1

commercial mortgage-backed securities (CMBS) and exposure to high-yield bank loan debt also detracted significantly as all non-government sectors were negatively impacted by the financial crisis. The Fund utilized leverage during the reporting period, which also detracted from performance.

On a security level, the Fund’s exposure to the financial industry was also detracted from performance during the six-month period, as many financial- related firms came under severe pressure. The Fund’s exposure to unhedged local emerging market debt also detracted from performance, as did overall non-US currency exposure. Lastly, the Fund’s overweight in mortgage-backed securities (MBS) contributed positively as the federal government stepped in to provide funding and support to both Fannie Mae and Freddie Mac.

Market Review and Investment Strategy

Extreme risk aversion that seized the markets following the bankruptcy of Lehman Brothers in mid-September accelerated into the fourth quarter of 2008 as massive global deleveraging continued. Tumult in the financial markets bled into the real economy, in the US and across the globe. Economic data for virtually every country experienced a significant downturn. Investors flocked to the safety of government securities and credit markets sold off violently. The yield on US Treasury bills reached near zero, showing that investors were willing to forgo a return on their investment in exchange for a safe place to park their cash. While global government bond yields hit or neared record lows, yield spreads on investment-grade corporate bonds shot to peaks unseen since the 1930s.

Challenges continued in the first quarter of 2009 as asset prices in many markets continued to fall and policymakers scrambled to combat the severe global economic slowdown. Volatility remained high, although below the peaks of late 2008. Diversification across asset classes and geographies provided little shelter from the storm. Government debt, a safe haven in the flight from risk in 2008, suffered overall modest losses in the first quarter. And as yields rose, total returns on global investment-grade corporate bonds were negative, even as spreads ebbed from historic peaks.

In an effort to restart borrowing, central banks around the world aggressively slashed interest rates. Official rates in the US, Switzerland and Japan are now near zero. Monetary authorities also unveiled an array of unorthodox measures such as directly purchasing assets such as mortgages and long-term Treasuries. Additionally, governments in both developed and developing countries have pledged a record dose of fiscal stimulus including a mix of tax cuts and infrastructure spending to help cushion the impact of the downturn.

During the semi-annual period, global government securities outperformed in the flight to quality. US Treasuries

2	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

surged mid-March, posting their second largest one-day gain following a surprise announcement by the US Federal Reserve (the “Fed”) that it would purchase up to $300 billion in Treasury debt and significantly more mortgage debt. MBS also outperformed within the benchmark. MBS in the US were helped by expanded Fed purchases and muted prepayments. Underperforming for the reporting period were investment-grade corporates at -0.16%, high-yield corporates at -12.03% and bank loan debt at -15.87%. Within the corporate arena, financial-related corporates were particularly hard hit. Although CMBS rallied in March, driven by the US Treasury’s announcement of the Public Private Investment Program, CMBS declined -11.40% for the period.

The global economy and financial markets continue to face real challenges. The timing of recovery remains unclear and uncertainty still surrounds government actions and their impact on the economy. However, the Global Fixed Income Investment Team (the “Team”) believes that powerful forces for recovery are gathering. Across the capital markets, strong recoveries typically follow very weak periods. These market upturns tend to come swiftly, often before there is solid evidence of an economic turnaround.

The Team believes the recent turmoil has created opportunities not seen in generations. While the Fund’s positions in non-government sectors were a significant drag on performance as the credit crisis deepened, the Team believes the Fund is well positioned for recovery. The recent turmoil has resulted in compelling valuations in fixed-income markets, and wide yield spreads are compensating investors as they wait for recovery. Risk premiums over governments are near historic highs in many sectors. The Team believes more than at any time in recent history, investors may be well rewarded for sticking to a disciplined, long-term approach to asset allocation.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	3

HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund’s prospectus, which contains this and other information, visit our website at www.alliancebernstein.com or call your financial advisor or AllianceBernstein Investments at 800.227.4618. You should read the prospectus carefully before you invest.

All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund’s quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (3% year 1, 2% year 2, 1% year 3, 0% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the Barclays Capital Global Aggregate Bond Index (hedged to the USD) does not reflect fees and expenses associated with the active management of a mutual fund portfolio. The Barclays Capital Global Aggregate Bond Index (hedged to the USD) is designed to track the global investment-grade bond market, which includes different types of bonds from around the world. An investor cannot invest directly in an index, and its results are not indicative of the performance for any specific investment, including the Fund.

A Word About Risk

The Fund invests a significant amount of its assets in foreign securities which may magnify fluctuations due to changes in foreign exchange rates and the possibility of political and economic uncertainties in foreign countries. These risks may be magnified for investments in emerging markets. Since the Fund is non-diversified, it can invest more of its assets in a smaller number of countries, making the Fund more susceptible to risks associated with a single economic, political or regulatory occurrence than a more diversified portfolio might be. To increase yield, the Fund can use leverage, a speculative technique, which may increase share price fluctuation. Price fluctuation in the Fund’s portfolio securities may be caused by changes in the general level of interest rates or changes in bond credit quality ratings. Please note, as interest rates rise, existing bond prices fall and can cause the value of an investment in the Fund to decline. Changes in interest rates have a greater effect on bonds with longer maturities than on those with shorter maturities. High yield bonds, otherwise known as “junk bonds,” involve a greater risk of default and price volatility than other bonds. Investing in below-investment-grade securities presents special risks, including credit risk. Investments in the Fund are not guaranteed because of fluctuation in the net asset value of the underlying fixed-income related investments. Similar to direct bond ownership, bond funds have the same interest rate, inflation and credit risks that are associated with the underlying bonds owned by the Fund. Fund purchasers should understand that, in contrast to owning individual bonds, there are ongoing fees and expenses associated with owning shares of bond funds. While the Fund invests principally in bonds and other fixed-income securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forward and swaps. These instruments involve risks different from, and in certain cases, greater than, the risks presented by more traditional investments. These risks are fully discussed in the Fund’s prospectus.

(Historical Performance continued on next page)

4	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

THE FUND VS. ITS BENCHMARK PERIODS ENDED MARCH 31, 2009	Returns
	6 Months	12 Months
AllianceBernstein Global Bond Fund
Class A	-5.34%	-11.39%

Class B*	-5.67%	-12.02%

Class C	-5.67%	-12.00%

Advisor Class**	-5.23%	-11.17%

Class R**	-5.46%	-11.47%

Class K**	-5.32%	-11.35%

Class I**	-5.33%	-11.17%

Barclays Capital Global Aggregate Bond Index – Hedged to the US Dollar†	4.63%	3.62%

*    Effective January 31, 2009, Class B shares will no longer available for purchase to new investors. Please see Note A for more information.

** Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds.

†    Formerly Lehman Brothers.

See Historical Performance and Benchmark disclosures on page 4.

(Historical Performance continued on next page)

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	5

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

AVERAGE ANNUAL RETURNS AS OF MARCH 31, 2009
	NAV Returns	SEC Returns	SEC Yields*

Class A Shares			6.36%
1 Year	-11.39%	-15.17%
5 Years	3.39%	2.50%
10 Years	6.75%	6.29%

Class B Shares			5.96%
1 Year	-12.02%	-14.49%
5 Years	2.65%	2.65%
10 Years(a)	6.27%	6.27%

Class C Shares			5.93%
1 Year	-12.00%	-12.83%
5 Years	2.63%	2.63%
10 Years	5.98%	5.98%

Advisor Class Shares‡			6.96%
1 Year	-11.17%	-11.17%
Since Inception†	-7.09%	-7.09%

Class R Shares‡			6.44%
1 Year	-11.47%	-11.47%
Since Inception†	-7.47%	-7.47%

Class K Shares‡			6.71%
1 Year	-11.35%	-11.35%
Since Inception†	-7.32%	-7.32%

Class I Shares‡			6.95%
1 Year	-11.17%	-11.17%
Since Inception†	-7.08%	-7.08%

The Fund’s current prospectus fee table shows the Portfolio’s total annual operating expense ratios as 1.15%, 1.88%, 1.86%, 0.88%, 1.48%, 1.09% and 0.77% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively, gross of any fee waivers or expense reimbursements. Contractual fee waivers and/or expense reimbursements limit the Portfolio’s annual operating expense ratios to 1.04%, 1.75%, 1.75%, 0.74%, 1.24%, 0.99% and 0.74% for Class A, Class B, Class C, Advisor, Class R, Class K and Class I shares, respectively. These waivers/reimbursements extend throughout the Portfolio’s current fiscal year and may be extended by the Adviser for additional one-year terms. Absent reimbursements or waivers, performance would have been lower. The Financial Highlights section of this report sets forth expense ratio data for the current reporting period; the expense ratios shown above may differ from the expense ratios in the Financial Highlights sections since they are based on different time periods.

(a)	Assumes conversion of Class B shares into Class A shares after six years.

*	SEC Yields are calculated based on SEC guidelines for the 30-day period ended March 31, 2009.

†	Inception date: 11/5/07 for Advisor Class, Class R, Class K and Class I shares.

‡	These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes are listed above.

See Historical Performance disclosures on page 4.

(Historical Performance continued on next page)

6	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Historical Performance

HISTORICAL PERFORMANCE

(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES) AS OF THE MOST RECENT CALENDAR QUARTER-END (MARCH 31, 2009)
SEC Returns

Class A Shares
1 Year	-15.17%
5 Years	2.50%
10 Years	6.29%

Class B Shares
1 Year	-14.49%
5 Years	2.65%
10 Years(a)	6.27%

Class C Shares
1 Year	-12.83%
5 Years	2.63%
10 Years	5.98%

Advisor Class Shares‡
1 Year	-11.17%
Since Inception†	-7.09%

Class R Shares‡
1 Year	-11.47%
Since Inception†	-7.47%

Class K Shares‡
1 Year	-11.35%
Since Inception†	-7.32%

Class I Shares‡
1 Year	-11.17%
Since Inception†	-7.08%

(a)	Assumes conversion of Class B shares into Class A shares after six years.

†	Inception date: 11/5/07 for Advisor Class, Class R, Class K and Class I shares.

‡	Please note that these share classes are for investors purchasing shares through accounts established under certain fee-based programs sponsored and maintained by certain broker-dealers and financial intermediaries, institutional pension plans and/or investment advisory clients of, and certain other persons associated with, the Adviser and its affiliates or the Funds. The inception date for these share classes are listed above.

See Historical Performance disclosures on page 4.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	7

Historical Performance

FUND EXPENSES

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value October 1, 2008		Ending Account Value March 31, 2009		Expenses Paid During Period*
	Actual	Hypothetical	Actual	Hypothetical**	Actual	Hypothetical
Class A	$1,000	$1,000	$946.63	$1,020.44	$4.37	$4.53
Class B	$1,000	$1,000	$943.33	$1,016.95	$7.75	$8.05
Class C	$1,000	$1,000	$943.33	$1,016.95	$7.75	$8.05
Advisor Class	$1,000	$1,000	$947.65	$1,021.94	$2.91	$3.02
Class R	$1,000	$1,000	$945.44	$1,019.45	$5.34	$5.54
Class K	$1,000	$1,000	$946.84	$1,020.69	$4.13	$4.28
Class I	$1,000	$1,000	$946.68	$1,021.94	$2.91	$3.02

*	Expenses are equal to the classes’ annualized expense ratios of 0.90%, 1.60%, 1.60%, 0.60%, 1.10%, 0.85% and 0.60%, respectively multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

**	Assumes 5% return before expenses.

8	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Fund Expenses

PORTFOLIO SUMMARY

March 31, 2009 (unaudited)

PORTFOLIO STATISTICS

Net Assets ($mil): $1,732.8

*	All data are as of March 31, 2009. The Fund’s security type and country breakdowns are expressed as a percentage of total investments and may vary over time. “Other” country weightings represent 0.8% or less in the following countries: Canada, Chile, Hong Kong, Hungary, India, Indonesia, Italy, Luxembourg, Peru, Spain, Switzerland and Venezuela.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	9

Portfolio Summary

PORTFOLIO OF INVESTMENTS

March 31, 2009 (unaudited)

		Principal Amount (000)	U.S. $ Value

CORPORATES - INVESTMENT GRADES – 30.5%
Industrial – 14.1%
Basic – 3.7%
ArcelorMittal 5.375%, 6/01/13	US$	11,145	$8,650,860
Bayer Capital Corp. BV 4.625%, 9/26/14	EUR	4,439	5,940,360
BHP Billiton Finance USA Ltd. 5.50%, 4/01/14	US$	3,570	3,594,612
The Dow Chemical Co. 7.375%, 11/01/29		1,615	1,041,187
Freeport-McMoRan Copper & Gold, Inc. 8.375%, 4/01/17		3,790	3,543,650
GTL Trade Finance, Inc. 7.25%, 10/20/17(a)		2,362	2,019,510
International Paper Co. 7.95%, 6/15/18		2,550	1,943,577
PPG Industries, Inc. 6.65%, 3/15/18		6,957	6,803,918
Rio Tinto Finance USA Ltd. 5.875%, 7/15/13		8,708	7,808,603
United States Steel Corp. 6.05%, 6/01/17		8,280	5,123,043
Usiminas Commercial Ltd. 7.25%, 1/18/18(a)		3,526	3,279,180
Vale Overseas Ltd. 6.875%, 11/21/36		9,554	8,250,252
Weyerhaeuser Co. 7.375%, 3/15/32		8,345	5,576,304

			63,575,056

Capital Goods – 0.6%
Caterpillar Financial Services Corp. 6.20%, 9/30/13		8,371	8,379,036
Tyco International Finance SA 8.50%, 1/15/19		1,875	1,935,353

			10,314,389

Communications - Media – 1.7%
BSKYB Finance UK PLC 5.625%, 10/15/15(a)		3,905	3,451,618
5.75%, 10/20/17(a)	GBP	3,977	5,220,156
CBS Corp. 5.625%, 8/15/12	US$	2,225	1,913,911
6.625%, 5/15/11		1,875	1,804,890
Time Warner Cable, Inc. 7.50%, 4/01/14		1,090	1,111,351
8.25%, 2/14/14		6,030	6,303,165
The Walt Disney Co. 5.50%, 3/15/19		4,915	4,956,075

10	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

YPG Holdings, Inc. 5.25%, 2/15/16	CAD	7,840	$5,050,793

			29,811,959

Communications - Telecommunications – 1.6%
AT&T Corp. 8.00%, 11/15/31	US$	3,822	4,151,399
AT&T, Inc. 5.60%, 5/15/18		5,475	5,327,755
Embarq Corp. 7.082%, 6/01/16		9,721	8,748,900
Qwest Corp. 7.625%, 6/15/15		3,715	3,343,500
Telecom Italia Capital SA 5.25%, 11/15/13		3,389	3,043,444
Verizon Communications, Inc. 5.25%, 4/15/13		2,825	2,883,721

			27,498,719

Consumer Cyclical - Automotive – 0.4%
BMW US Capital LLC 5.00%, 5/28/15	EUR	6,000	6,954,296

Consumer Cyclical - Other – 0.3%
Wyndham Worldwide Corp. 6.00%, 12/01/16	US$	9,108	4,640,890

Consumer Cyclical - Retailers – 0.6%
Macy’s Retail Holdings, Inc. 5.35%, 3/15/12		8,465	6,644,644
Marks & Spencer PLC 5.625%, 3/24/14	GBP	3,458	4,663,756

			11,308,400

Consumer Non-Cyclical – 2.3%
Baxter International, Inc. 5.375%, 6/01/18	US$	7,370	7,576,073
GlaxoSmithKline Capital, Inc. 4.375%, 4/15/14		3,965	4,025,391
Kraft Foods, Inc. 6.125%, 8/23/18		10,240	10,264,535
McKesson Corp. 5.25%, 3/01/13		7,605	7,535,186
Pfizer, Inc. 5.35%, 3/15/15		4,255	4,489,221
Reynolds American, Inc. 7.625%, 6/01/16		3,370	2,983,663
Wyeth 5.50%, 2/01/14		3,805	3,996,833

			40,870,902

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	11

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Energy – 0.8%
Apache Corp. 6.90%, 9/15/18	US$	2,950	$3,217,034
Canadian Natural Resources Ltd. 5.15%, 2/01/13		1,245	1,181,549
Valero Energy Corp. 9.375%, 3/15/19		2,385	2,462,202
Weatherford International Ltd. 5.15%, 3/15/13		1,640	1,525,892
6.00%, 3/15/18		6,250	5,100,469

			13,487,146

Services – 0.5%
The Western Union Co. 5.93%, 10/01/16		9,665	8,959,977

Technology – 1.1%
Electronic Data Systems Corp. Series B 6.00%, 8/01/13		1,975	2,091,770
Motorola, Inc. 6.50%, 9/01/25		12,010	7,626,386
Oracle Corp. 5.75%, 4/15/18		8,987	9,379,004

			19,097,160

Transportation - Airlines – 0.4%
Southwest Airlines Co. Series 07-1 6.15%, 8/01/22		7,949	7,034,638

Transportation - Railroads – 0.1%
Canadian Pacific Railway Co. 6.50%, 5/15/18		1,675	1,506,758

			245,060,290

Financial Institutions – 13.6%
Banking – 9.9%
Bank of America Corp. 5.65%, 5/01/18		10,790	9,001,773
Barclays Bank PLC 4.875%, 12/15/14(b)	EUR	3,540	1,316,908
5.45%, 9/12/12	US$	1,180	1,194,683
6.00%, 1/23/18	EUR	6,144	5,987,990
The Bear Stearns Co., Inc. 5.55%, 1/22/17	US$	13,525	11,371,888
7.625%, 12/07/09		3,735	3,793,897
Caisse Nationale des Caisses d’Epargne et de Prevoyance 4.75%, 2/01/16(b)	EUR	1,250	365,365
Capital One Financial Corp. 6.75%, 9/15/17	US$	6,016	5,019,305

12	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Citigroup, Inc. 4.625%, 8/03/10	US$	3,830	$3,593,034
5.50%, 4/11/13		6,884	6,048,090
Deutsche Bank AG 5.96%, 10/12/10	GBP	1,150	1,738,370
The Goldman Sachs Group, Inc. 7.35%, 10/01/09	US$	3,690	3,735,904
HSBC Holdings PLC 6.50%, 9/15/37		11,272	9,224,419
JP Morgan Chase Capital XXV Series Y 6.80%, 10/01/37		8,340	5,523,340
JPMorgan Chase & Co. 4.625%, 1/31/11	EUR	1,400	1,853,937
JPMorgan Chase Bank NA 4.625%, 5/31/17(b)		950	992,801
Manufacturers & Traders Trust Co. 6.625%, 12/04/17	US$	9,586	8,508,064
Merrill Lynch & Co., Inc. 5.70%, 5/02/17		8,855	5,243,169
6.05%, 5/16/16		7,398	4,537,889
Mizuho Capital Investment EUR 1 Ltd. 5.02%, 6/30/11(b)	EUR	6,450	3,856,262
Mizuho Financial Group Cayman Ltd. 4.75%, 4/15/14(a)(b)		2,765	3,672,080
Morgan Stanley 3.75%, 3/01/13		4,553	4,963,656
10.09%, 5/03/17(a)	BRL	13,035	3,638,393
National Australia Bank Ltd. 5.50%, 5/20/15	EUR	5,750	7,767,182
National City Bank 5.80%, 6/07/17	US$	4,925	4,481,829
Nationwide Building Society 3.125%, 1/26/10	EUR	2,600	3,384,392
Resona Bank Ltd. 4.125%, 9/27/12(a)(b)		7,815	3,841,713
Santander Perpetual SA Unipersonal 4.375%, 12/10/14(b)		6,834	6,083,367
Societe Generale 6.999%, 12/19/17(b)		3,000	1,873,326
Sovereign Bank 5.125%, 3/15/13	US$	7,781	6,592,515
Sumitomo Mitsui Banking Corp. 4.375%, 10/15/15(a)(b)	EUR	3,149	2,103,177
UBS Preferred Funding Trust I 8.622%, 10/01/10(b)	US$	8,481	3,403,697
Union Bank of California 5.95%, 5/11/16		8,694	6,231,981
US Bank NA 6.30%, 2/04/14		4,585	4,758,281

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	13

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

VTB Capital SA 6.875%, 5/29/18(a)	US$	2,936	$2,202,000
Wachovia Bank NA 4.875%, 2/01/15		4,080	3,352,259
Wachovia Corp. Series MTN 5.50%, 5/01/13		2,955	2,724,667
Wells Fargo & Co. 4.20%, 1/15/10		3,845	3,846,230
4.375%, 1/31/13		1,475	1,374,775
Western Financial Bank 9.625%, 5/15/12		3,179	3,173,910

			172,376,518

Finance – 1.7%
CIT Group, Inc. 5.00%, 2/01/15		10,860	6,612,111
Series MTN 5.125%, 9/30/14		5,665	3,424,419
General Electric Capital Corp. 5.625%, 5/01/18		9,933	8,636,952
HSBC Finance Corp. 5.25%, 1/15/14		4,940	3,927,794
SLM Corp. 5.05%, 11/14/14		11,588	6,134,131

			28,735,407

Insurance – 1.7%
Aegon NV 4.75%, 6/01/13		1,460	1,285,200
Aetna, Inc. 6.75%, 12/15/37		9,786	8,188,005
The Allstate Corp. 6.125%, 5/15/37(b)		15,215	8,216,100
American International Group, Inc. 4.25%, 5/15/13		9,460	3,824,725
Genworth Financial, Inc. 4.95%, 10/01/15		7,020	2,034,895
Liberty Mutual Group, Inc. 5.75%, 3/15/14(a)		5,310	4,092,353
Pacific Life Funding LLC 5.50%, 5/14/09	EUR	405	539,374
Prudential Financial, Inc. Series MTN 5.15%, 1/15/13	US$	2,580	1,917,678

			30,098,330

Other Finance – 0.2%
Aiful Corp. 6.00%, 12/12/11(a)		3,728	932,000
Red Arrow International Leasing PLC 8.375%, 6/30/12	RUB	78,400	1,803,530

			2,735,530

14	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

REITS – 0.1%
ERP Operating LP 5.25%, 9/15/14	US$	2,115	$1,696,902

			235,642,687

Non Corporate Sectors – 1.7%
Agencies - Not Government Guaranteed – 1.7%
Gaz Capital SA 6.212%, 11/22/16(a)		21,783	16,119,420
6.51%, 3/07/22(a)		1,705	1,116,775
TransCapitalInvest Ltd. for OJSC AK Transneft 5.67%, 3/05/14(a)		6,980	5,514,200
7.70%, 8/07/13(a)		5,168	4,573,680
8.70%, 8/07/18(a)		1,778	1,511,300

			28,835,375

Utility – 1.1%
Electric – 0.4%
Nisource Finance Corp. 6.80%, 1/15/19		7,790	6,260,215

Natural Gas – 0.2%
Williams Co., Inc. 7.875%, 9/01/21		2,910	2,691,750
8.125%, 3/15/12		1,460	1,481,900

			4,173,650

Other Utility – 0.5%
Veolia Environnement 5.25%, 6/03/13		9,375	9,363,891

			19,797,756

Total Corporates – Investment Grades (cost $662,061,150)			529,336,108

GOVERNMENTS - TREASURIES – 29.0%
Treasuries – 29.0%
Belgium – 2.9%
Belgium Government Bond Series 48 4.00%, 3/28/22	EUR	38,000	49,565,921

Brazil – 2.8%
Republic of Brazil 10.25%, 1/10/28	BRL	25,184	9,838,560
12.50%, 1/05/16-1/05/22		87,577	39,451,650

			49,290,210

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	15

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Colombia – 0.6%
Republic of Colombia 12.00%, 10/22/15	COP	21,361,000	$9,544,151

France – 7.9%
France Government Bond OAT 3.75%, 4/25/21	EUR	11,055	14,559,890
5.75%, 10/25/32		54,960	89,247,789
Government of France 3.50%, 4/25/15		23,987	32,901,369

			136,709,048

Germany – 1.6%
Bundesrepublik Deutschland Series 97 6.50%, 7/04/27		15,900	27,836,704

Hungary – 0.7%
Hungary Government Bond Series 17/B 6.75%, 2/24/17	HUF	4,123,920	12,920,067

Japan – 1.0%
Government of Japan Ten Year Bond Series 288 1.70%, 9/20/17	JPY	1,625,550	17,169,033

Netherlands – 5.0%
Netherlands Government Bond 4.50%, 7/15/17	EUR	35,637	50,743,201
7.50%, 1/15/23		20,000	36,263,340

			87,006,541

Peru – 0.6%
Peru Bono Soberano 9.91%, 5/05/15	PEN	27,358	10,455,993

United Kingdom – 5.9%
United Kingdom Gilt 4.50%, 3/07/13	GBP	29,000	45,114,267
5.00%, 3/07/18		34,562	57,461,423

			102,575,690

Total Governments – Treasuries (cost $523,285,498)			503,073,358

MORTGAGE PASS-THRU’S – 27.5%
Agency Fixed Rate 30-Year – 27.5%
Federal National Mortgage Association 6.00%, TBA	US$	130,000	135,768,750
6.50%, TBA		323,035	340,196,234

Total Mortgage Pass-Thru’s (cost $470,242,582)			475,964,984

16	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

COMMERCIAL MORTGAGE-BACKED SECURITIES – 7.6%
Non-Agency Fixed Rate CMBS – 7.6%
Banc of America Commercial Mortgage, Inc. Series 2007-5, Class A4 5.492%, 2/10/51	US$	13,875	$8,964,320
Bear Stearns Commercial Mortgage Securities, Inc. Series 2006-T24, Class A4 5.537%, 10/12/41		10,225	8,427,789
Commercial Mortgage Pass Through Certificates Series 2006-C8, Class A4 5.306%, 12/10/46		2,585	1,806,669
Series 2007-C9, Class A4 5.816%, 12/10/49		11,682	7,902,371
Credit Suisse Mortgage Capital Certificates Series 2006-C5, Class A3 5.311%, 12/15/39		10,910	6,954,882
CS First Boston Mortgage Securities Corp. Series 2004-C3, Class A5 5.113%, 7/15/36		9,000	7,384,731
Greenwich Capital Commercial Funding Corp. Series 2007-GG9, Class A2 5.381%, 3/10/39		6,275	5,255,445
JP Morgan Chase Commercial Mortgage Securities Corp. Series 2005-LDP5, Class A4 5.179%, 12/15/44		8,530	6,575,538
Series 2006-CB16, Class A4 5.552%, 5/12/45		7,160	5,446,185
Series 2006-CB17, Class A4 5.429%, 12/12/43		17,020	11,691,663
Series 2007-C1, Class A4 5.716%, 2/15/51		5,614	3,353,405
LB-UBS Commercial Mortgage Trust Series 2006-C6, Class A4 5.372%, 9/15/39		5,456	3,926,504
Series 2007-C1, Class A4 5.424%, 2/15/40		11,490	7,802,685
Merrill Lynch Mortgage Trust Series 2008-C1, Class A4 5.69%, 2/12/51		6,460	4,091,676
Merrill Lynch/Countrywide Commercial Mortgage Trust Series 2006-3, Class A4 5.414%, 7/12/46		10,660	7,018,437
Series 2007-9, Class A4 5.70%, 9/12/49		5,650	3,643,563

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	17

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Morgan Stanley Capital I Series 2005-HQ6, Class A4A 4.989%, 8/13/42	US$	11,200	$9,010,109
Series 2006-IQ12, Class A4 5.332%, 12/15/43		10,000	7,338,347
Series 2007-HQ13, Class A3 5.569%, 12/15/44		8,110	5,578,718
Series 2007-IQ15, Class A4 5.881%, 6/11/49		2,624	1,888,723
Wachovia Bank Commercial Mortgage Trust Series 2007-C32, Class A2 5.736%, 6/15/49		8,425	6,829,084

Total Commercial Mortgage-Backed Securities (cost $176,744,460)			130,890,844

SUPRANATIONALS – 5.6%
European Investment Bank Series INTL 1.40%, 6/20/17 (cost $93,947,382)	JPY	9,803,000	96,679,457

CORPORATES – NON-INVESTMENT GRADES – 5.6%
Industrial – 4.0%
Basic – 0.7%
Evraz Group SA 8.875%, 4/24/13(a)	US$	3,468	2,206,515
Steel Capital SA for OAO Severstal 9.75%, 7/29/13(a)		5,485	3,565,250
Vedanta Resources PLC 8.75%, 1/15/14(a)		8,139	6,022,860

			11,794,625

Capital Goods – 1.0%
Masco Corp. 6.125%, 10/03/16		4,765	3,058,067
Mohawk Industries, Inc. 6.625%, 1/15/16		10,340	7,618,522
Owens Corning, Inc. 6.50%, 12/01/16		9,619	7,057,028

			17,733,617

Communications - Telecommunications – 0.7%
Nextel Communications, Inc. Series E 6.875%, 10/31/13		4,085	2,328,450

18	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sprint Capital Corp. 6.875%, 11/15/28	US$	7,150	$4,361,500
8.75%, 3/15/32		3,971	2,660,570
Vip Finance (Vimpelcom) 8.375%, 4/30/13(a)		5,450	3,964,875

			13,315,395

Consumer Cyclical - Other – 1.1%
Centex Corp. 7.50%, 1/15/12		7,451	6,687,273
Starwood Hotels & Resorts Worldwide, Inc. 6.25%, 2/15/13		8,000	6,160,000
7.375%, 11/15/15		3,830	2,700,150
Wynn Las Vegas LLC/Corp. 6.625%, 12/01/14		4,100	3,095,500

			18,642,923

Consumer Cyclical - Retailers – 0.4%
Limited Brands, Inc. 6.90%, 7/15/17		5,968	4,096,776
7.60%, 7/15/37		4,675	2,646,994

			6,743,770

Other Industrial – 0.1%
Noble Group Ltd. 8.50%, 5/30/13(a)		1,767	1,387,095

			69,617,425

Financial Institutions – 1.0%
Banking – 0.8%
CenterCredit International 8.625%, 1/30/14(a)		2,490	1,011,052
Commerzbank Capital Funding Trust I 5.012%, 4/12/16(b)	EUR	2,200	467,667
HBOS Capital Funding LP 4.939%, 5/23/16(b)		3,544	659,198
Lloyds Banking Group PLC 6.267%, 11/14/16(a)(b)	US$	8,999	1,934,785
Lloyds TSB Bank PLC 6.35%, 2/25/13(b)	EUR	2,076	717,125
13.00%, 12/31/49(b)		2,484	1,716,126
NB Capital Trust IV 8.25%, 4/15/27	US$	4,509	1,956,581
RBS Capital Trust A 6.467%, 6/30/12(b)	EUR	2,770	1,435,287
Royal Bank of Scotland Group PLC 7.648%, 9/30/31(b)	US$	7,768	3,495,600

			13,393,421

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	19

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Insurance – 0.2%
American International Group, Inc. 6.25%, 3/15/37	US$	9,015	$721,200
Liberty Mutual Group, Inc. 7.80%, 3/15/37(a)		5,195	1,978,355

			2,699,555

			16,092,976

Utility – 0.6%
Electric – 0.6%
Edison Mission Energy 7.00%, 5/15/17		4,275	3,120,750
NRG Energy, Inc. 7.375%, 2/01/16-1/15/17		8,240	7,663,200

			10,783,950

Total Corporates – Non-Investment Grades (cost $160,885,299)			96,494,351

GOVERNMENTS – SOVEREIGN AGENCIES – 5.1%
Germany – 0.6%
Kreditanstalt fuer Wiederaufbau 1.35%, 1/20/14	JPY	1,000,000	10,022,023

Japan – 4.5%
Development Bank of Japan Series INTL 1.75%, 3/17/17		3,000,000	30,915,290
Japan Finance Org for Municipal Enterprises 2.00%, 5/09/16		4,590,000	47,799,760

			78,715,050

Total Governments – Sovereign Agencies (cost $86,573,754)			88,737,073

QUASI-SOVEREIGNS – 3.9%
Quasi-Sovereign Bonds – 3.9%
Chile – 0.3%
Codelco, Inc. 6.15%, 10/24/36(a)	US$	6,110	5,646,587

Kazakhstan – 1.0%
KazMunaiGaz Finance Sub BV 8.375%, 7/02/13(a)		10,885	9,034,550
9.125%, 7/02/18(a)		11,100	8,158,500

			17,193,050

Russia – 2.6%
GPB Eurobond Finance PLC for Gazprombank 7.25%, 2/22/10	RUB	400,000	10,255,110

20	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

RSHB Capital SA for OJSC Russian Agricultural Bank 6.299%, 5/15/17(a)	US$	13,127	$9,058,237
7.125%, 1/14/14(a)		13,552	10,516,352
7.175%, 5/16/13(a)		330	269,956
7.75%, 5/29/18(a)		20,118	14,347,873

			44,447,528

Venezuela – 0.0%
Petroleos de Venezuela SA 5.375%, 4/12/27		1,250	437,500

Total Quasi-Sovereigns (cost $82,895,927)			67,724,665

BANK LOANS – 3.1%
Industrial – 2.7%
Basic – 0.4%
Celanese US Holdings LLC 2.94%, 4/02/14(c)		1,489	1,269,524
Georgia-Pacific Corp. 2.52%-3.29%, 12/20/12(c)		776	686,115
Graphic Packaging Holding Co. 3.23%-4.19%, 5/16/14(c)		2,463	2,154,148
Hexion Specialty 3.50%, 5/05/13(c)		182	61,530
3.69%, 5/05/13(c)		838	283,252
Huntsman International LLC 2.27%, 4/21/14(c)		2,000	1,304,280
Lyondell Chemical Company 5.75%, 12/20/13(c)		241	56,706
6.00%, 12/22/14(c)		145	34,182
7.00%, 12/22/14(c)		629	148,325
Lyondell Chemical Company (New Money Dip) 13.00%, 12/15/09(c)(d)		374	370,911
Lyondell Chemical Company (Roll-Up Dip) 5.94%, 12/15/09(c)		374	197,903
Newpage Corp. 4.31%-6.00%, 12/22/14(c)		1,474	1,006,292

			7,573,168

Capital Goods – 0.2%
Clarke American Corp. 3.02%-3.94%, 6/30/14(c)		739	440,244
Graham Packaging 2.75%-6.31%, 10/07/11(c)		1,980	1,686,990
Manitowoc Co., Inc. 6.50%, 8/25/14(c)		525	371,437

			2,498,671

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	21

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Communications - Media – 0.4%
Cengage Learning Acquisitions, Inc. (Thomson Learning) 3.02%, 7/03/14(c)	US$	1,729	$1,167,820
Charter Communications Operating LLC 5.18%-5.36%, 3/05/14(c)		1,975	1,599,202
CSC Holdings, Inc. (Cablevision) 2.31%, 3/29/13(c)		735	667,233
Getty Images, Inc. 13.5%, 7/02/15(c)		1,043	1,000,135
Idearc, Inc. (Verizon) 6.25%, 11/17/14(c)(e)		985	383,771
Metro-Goldwyn Mayer 3.77%, 4/09/12(c)		1,489	662,391
Univision Communications, Inc. 2.77%, 9/29/14(c)		750	377,295
Wide Open West Finance LLC 3.00%-3.02%, 6/30/14(c)		2,000	1,352,500

			7,210,347

Communications - Telecommunications – 0.2%
Dex Media West LLC 7.00%, 10/24/14(c)		2,000	866,000
Level 3 Financing, Inc. 2.81%-3.51%, 3/13/14(c)		1,544	1,159,093
Telesat Canada 3.52%-4.27%, 10/31/14(c)		1,828	1,594,559
4.22%, 10/31/14(c)		157	136,952

			3,756,604

Consumer Cyclical - Automotive – 0.1%
DaimlerChrysler Financial Services Americas LLC 4.56%, 8/03/12(c)		1,016	539,633
Ford Motor Co. 3.56%, 12/15/13(c)		1,475	706,211
Lear Corp. 3.21%-3.97%, 4/25/12(c)		994	355,336

			1,601,180

Consumer Cyclical - Other – 0.2%
Hanesbrands, Inc. 5.91%-7.00%, 9/05/13(c)		1,744	1,666,174
Harrah’s Operating Co., Inc. 3.52%-4.16%, 1/28/15(c)		496	294,917
4.16%, 1/28/15(c)		1,481	886,691
Penn National Gaming, Inc. 2.27%-2.99%, 10/03/12(c)		1,340	1,193,517

			4,041,299

22	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Consumer Cyclical - Retailers – 0.0%
Rite Aid Corp. 2.27%-2.29%, 6/04/14(c)	US$	993	$673,243

Consumer Non-Cyclical – 0.7%
Amscan Holdings, Inc. 3.47%-4.10%, 5/27/13(c)		1,489	1,161,136
Aramark Corp. 2.34%, 1/26/14(c)		90	77,904
3.10%, 1/26/14(c)		1,410	1,226,256
Carestream Health, Inc. 2.52%-3.17%, 4/30/13(c)		872	693,854
CHS/Community Health Systems, Inc. 2.77%-3.51%, 7/25/14(c)		1,250	1,077,950
Constellation Brands, Inc. 2.06%-2.81%, 6/05/13(c)		1,700	1,592,944
HCA, Inc. 3.47%, 11/18/13(c)		2,414	2,043,328
HCR Healthcare, LLC 3.02%-3.05%, 12/22/14(c)		12	8,927
Health Management Associates 2.97%, 2/28/14(c)		1,417	1,143,127
Mylan Inc. 3.81%-4.50%, 10/02/14(c)		1,474	1,364,263
Wrigley Jr Company 6.50%, 9/30/14(c)		900	890,667

			11,280,356

Energy – 0.1%
Ashmore Energy International 3.52%, 3/30/12(c)		287	172,934
4.22%, 3/30/14(c)		2,134	1,285,557

			1,458,491

Services – 0.1%
Sabre, Inc. 2.76%-3.42%, 9/30/14(c)		1,975	1,030,713
West Corp. 2.88%-2.90%, 10/24/13(c)		1,489	1,105,312

			2,136,025

Technology – 0.3%
Dealer Computer Services, Inc. 2.52%, 10/26/12(c)		1,874	1,127,752
Dresser, Inc. 2.77%-3.49%, 5/04/14(c)		1,977	1,452,730
First Data Corp. 3.27%, 9/24/14(c)		730	491,135
Freescale Semiconductor, Inc. 2.25%, 11/29/13(c)		789	322,112

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	23

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

Sungard Data Systems, Inc. 2.28%-2.99%, 2/28/14(c)	US$	1,229	$1,035,487

			4,429,216

			46,658,600

Utility – 0.3%
Electric – 0.3%
Calpine Corp. 4.10%, 3/29/14(c)		1,489	1,132,515
FirstLight Power Resources, Inc. 3.75%, 11/01/13(c)		109	95,186
3.75%, 11/01/13(c)		849	738,752
5.75%, 5/01/14(c)		1,750	1,102,500
NRG Energy, Inc. 2.72%, 2/01/13(c)		917	822,751
Texas Competitive Electric Holdings Company LLC 4.02%-4.03%, 10/10/14(c)		2,475	1,627,271

			5,518,975

Financial Institutions – 0.1%
Insurance – 0.1%
Asurion Corp. 3.53%-4.24%, 7/03/14(c)		2,000	1,680,000

Total Bank Loans (cost $69,260,792)			53,857,575

COVERED BONDS – 2.2%
Abbey National Treasury Services PLC/London 4.25%, 4/12/21	EUR	16,000	19,237,129
HBOS Treasury Services PLC 4.75%, 6/08/22		16,000	18,886,782

Total Covered Bonds (cost $40,175,829)			38,123,911

EMERGING MARKETS – SOVEREIGNS – 2.0%
Colombia – 0.7%
Colombia Government International Bond 7.375%, 3/18/19	US$	2,525	2,518,688
11.75%, 2/25/20		8,228	10,260,316

			12,779,004

Indonesia – 0.9%
Republic of Indonesia 7.75%, 1/17/38(a)		5,568	4,287,360

24	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Principal Amount (000)	U.S. $ Value

11.625%, 3/04/19(a)	US$	4,042	$4,375,465
12.90%, 6/17/22	IDR	70,203,600	6,029,521

			14,692,346

Turkey – 0.2%
Republic of Turkey 6.875%, 3/17/36	US$	3,780	3,005,100

Venezuela – 0.2%
Republic of Venezuela 6.00%, 12/09/20(a)		1,314	567,648
7.65%, 4/21/25		2,480	1,127,433
9.00%, 5/07/23(a)		1,244	637,396
9.25%, 5/07/28(a)		2,098	1,055,143

			3,387,620

Total Emerging Markets – Sovereigns (cost $34,568,876)			33,864,070

EMERGING MARKETS – TREASURIES – 1.9%
Colombia – 0.2%
Republic of Colombia 9.85%, 6/28/27	COP	8,199,000	3,266,492

Turkey – 1.7%
Turkey Government Bond 16.00%, 3/07/12	TRY	50,045	30,549,220

Total Emerging Markets – Treasuries (cost $37,477,947)			33,815,712

GOVERNMENTS – SOVEREIGN BONDS – 0.5%
Russia – 0.5%
Russian Federation 7.50%, 3/31/30(a) (cost $10,611,548)	US$	9,888	9,340,403

CMOS – 0.3%
Non-Agency ARMS – 0.3%
Merrill Lynch Mortgage Investors, Inc. Series 2005-A9, Class 2A1A 5.148%, 12/25/35(b) (cost $5,840,196)		6,280	4,561,952

LOCAL GOVERNMENTS – REGIONAL BONDS – 0.1%
Colombia – 0.1%
Bogota Distrio Capital 9.75%, 7/26/28(a) (cost $2,411,808)	COP	5,550,000	1,811,989

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	25

Portfolio of Investments

	Shares	U.S. $ Value

PREFERRED STOCKS – 0.0%
Non Corporate Sectors – 0.0%
Agencies - Government Sponsored – 0.0%
Federal National Mortgage Association 8.25%(b) (cost $2,673,750)	106,950	$73,795

Total Investments – 124.9% (cost $2,459,656,798)		2,164,350,247
Other assets less liabilities – (24.9)%		(431,528,220)

Net Assets – 100.0%		$1,732,822,027

FINANCIAL FUTURES CONTRACTS (see Note D)

Type	Number of Contracts	Expiration Month	Original Value	Value at March 31, 2009	Unrealized Appreciation/ (Depreciation)
Sold Contracts
Euro-Bobl Future*	1,675,000	June 2009	$259,757,117	$259,404,334	$352,783
US Treasury Bond Future	684,000	June 2009	86,390,799	88,716,937	(2,326,138)
US Treasury Bond Future	33,000	June 2009	4,218,766	4,280,203	(61,437)
US Treasury Bond Future	203,000	June 2009	25,958,148	26,329,734	(371,586)
US Treasury Bond Future	69,000	June 2009	8,824,291	8,949,516	(125,225)
US Treasury Bond Future	11,000	June 2009	1,406,944	1,426,735	(19,791)
US Treasury Bond Future	12,000	June 2009	1,535,035	1,556,438	(21,403)
US Treasury Bond Future	42,000	June 2009	5,374,588	5,447,531	(72,943)

					$(2,645,740)

FORWARD CURRENCY EXCHANGE CONTRACTS (see Note D)

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2009	Unrealized Appreciation/ (Depreciation)
Buy Contracts:
Australian Dollar
settling	4/08/09	13,293	8,488,014	9,238,654	$750,640
settling	4/08/09	12,886	8,322,250	8,955,565	633,315
British Pound
settling	4/27/09	17,080	24,064,734	24,508,663	443,929
settling	4/27/09	1,200	1,747,133	1,722,121	(25,012)
settling	5/07/09	1,888	2,641,803	2,708,782	66,979

26	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

		Contract Amount (000)	U.S. $ Value on Origination Date	U.S. $ Value at March 31, 2009	Unrealized Appreciation/ (Depreciation)
Euro Dollar
settling	5/07/09	2,529	3,227,554	3,360,375	$132,821
settling	5/07/09	1,552	1,952,856	2,061,361	108,505
settling	5/07/09	2,781	3,491,490	3,694,968	203,478
settling	5/07/09	1,416	1,809,361	1,881,004	71,643
settling	5/07/09	1,571	2,151,208	2,087,738	(63,470)
settling	5/07/09	2,762	3,752,872	3,669,236	(83,636)
Hungary Forints
settling	5/13/09	319,852	1,264,438	1,366,185	101,747
New Zealand Dollar
settling	5/20/09	17,423	8,727,017	9,907,072	1,180,055

Sale Contracts:
British Pound
settling	4/27/09	48,750	70,158,837	69,952,192	206,645
settling	4/27/09	1,881	2,592,627	2,698,956	(106,329)
settling	5/07/09	48,750	70,152,500	69,954,699	197,801
Canadian Dollar
settling	4/23/09	7,231	5,785,444	5,735,194	50,250
Colombia Peso
settling	4/13/09	6,938,268	2,796,561	2,725,597	70,964
settling	5/11/09	12,657,516	5,033,810	4,951,208	82,602
settling	5/11/09	4,206,028	1,677,941	1,645,261	32,680
Euro Dollar
settling	4/29/09	55,046	70,189,446	73,129,548	(2,940,102)
settling	5/07/09	57,391	73,094,769	76,246,176	(3,151,407)
settling	5/07/09	17,100	21,496,752	22,717,877	(1,221,125)
settling	5/07/09	25,607	32,440,815	34,019,768	(1,578,953)
settling	5/07/09	2,508	3,170,054	3,331,763	(161,709)
settling	5/07/09	3,030	4,128,082	4,026,020	102,062
settling	5/07/09	4,440	6,002,544	5,898,739	103,805
settling	5/07/09	2,617	3,476,466	3,476,965	(499)
settling	5/07/09	2,274	2,992,468	3,021,329	(28,861)
settling	5/15/09	52,766	68,152,059	70,102,918	(1,950,859)
settling	5/28/09	106,669	138,535,838	141,724,091	(3,188,253)
Hungary Forints
settling	5/13/09	3,383,926	13,406,467	14,453,763	(1,047,296)
Japanese Yen
settling	4/16/09	7,233,532	76,732,878	73,090,359	3,642,519
settling	5/11/09	5,330,260	54,711,417	53,879,812	831,605
settling	5/14/09	2,329,254	23,557,328	23,545,897	11,431
settling	5/14/09	169,200	1,747,750	1,710,401	37,349
settling	5/19/09	5,330,260	54,722,650	53,886,639	836,011
New Zealand Dollar
settling	5/20/09	17,351	8,860,605	9,866,090	(1,005,485)
Turkish Lira
settling	6/03/09	7,028	4,137,515	4,159,832	(22,317)

AllianceBernstein Global Bond Fund •	27

Portfolio of Investments

(a)	Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At March 31, 2009, the aggregate market value of these securities amounted to $164,465,801 or 9.5% of net assets.

(b)	Variable rate coupon, rate shown as of March 31, 2009.

(c)	Floating Rate Security. Stated interest rate was in effect at March 31, 2009.

(d)	This position represents unfunded or partially unfunded loan commitments. Investments in unfunded loan commitments obligate the Fund to fund these commitments at the borrower’s discretion. At period end, the market value and unrealized gain/(loss) of these unfunded loan commitments amounted to $123,599 and $(1,185), respectively. The coupon rate will be determined at the time of funding and will be based upon the London-Interbank Offered Rate (“LIBOR”) plus a premium which was determined at the time of purchase.

(e)	Security is in default and is non-income producing.

*	Medium-term debt security issued by German government.

Currency Abbreviations:

BRL – Brazilian Real

CAD – Canadian Dollar

COP – Colombian Peso

EUR – Euro Dollar

GBP – Great British Pound

HUF – Hungarian Forint

IDR – Indonesian Rupiah

JPY – Japanese Yen

PEN – Peruvian New Sol

RUB – Russian Rouble

TRY – New Turkish Lira

Glossary:

ARMS – Adjustable Rate Mortgages

CMBS – Commercial Mortgage-Backed Securities

CMO – Collateralized Mortgage Obligations

LP – Limited Partnership

MTN – Medium Term Note

OJSC – Open Joint Stock Company

REIT – Real Estate Investment Trust

TBA – To Be Announced

See notes to financial statements.

28	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Portfolio of Investments

STATEMENT OF ASSETS & LIABILITIES

March 31, 2009 (unaudited)

Assets
Investments in securities, at value (cost $2,459,656,798)	$2,164,350,247
Cash	11,661,168 (a)
Foreign currencies, at value (cost $2,533,669)	2,438,163
Interest receivable	31,271,330
Unrealized appreciation of forward currency exchange contracts	9,898,836
Receivable for capital stock sold	8,273,936
Receivable for variation margin on futures contracts	5,460,116
Receivable for investment securities sold	3,952,833

Total assets	2,237,306,629

Liabilities
Unrealized depreciation of forward currency exchange contracts	16,575,313
Payable for investment securities purchased	472,794,566
Payable for capital stock redeemed	9,583,685
Dividends payable	2,527,127
Payable for variation margin on futures contracts	926,034
Distribution fee payable	719,482
Advisory fee payable	577,531
Transfer Agent fee payable	163,929
Custodian fee payable	344,789
Administrative fee payable	27,291
Accrued expenses and other liabilities	244,855

Total liabilities	504,484,602

Net Assets	$1,732,822,027

Composition of Net Assets
Capital stock, at par	$259,317
Additional paid-in capital	2,179,349,350
Distributions in excess of net investment income	(39,539,027)
Accumulated net realized loss on investments and foreign currency transactions	(101,201,960)
Net unrealized depreciation of investments and foreign currency denominated assets and liabilities	(306,045,653)

$1,732,822,027

Net Asset Value Per Share—21 billion shares of capital stock authorized, $.001 par value

Class	Net Assets	Shares Outstanding	Net Asset Value
A	$1,151,650,130	172,476,088	$6.68	*

B	$99,250,478	14,859,957	$6.68

C	$412,219,057	61,538,971	$6.70

Advisor	$69,231,074	10,371,701	$6.67

R	$305,064	45,688	$6.68

K	$62,065	9,302	$6.67

I	$104,159	15,606	$6.67

*	The maximum offering price per share for Class A shares was $6.98 which reflects a sales charge of 4.25%.

(a)	An amount equivalent to $3,794,400 has been segregated to collaterize margin requirements for open futures contracts outstanding March 31, 2009.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	29

Statement of Assets & Liabilities

STATEMENT OF OPERATIONS

Six Months Ended March 31, 2009 (unaudited)

Investment Income
Interest (net of foreign taxes withheld of $5,973)		$59,814,839

Expenses
Advisory fee (see Note B)	$4,533,240
Distribution fee—Class A	1,801,555
Distribution fee—Class B	564,997
Distribution fee—Class C	2,132,420
Distribution fee—Class R	399
Distribution fee—Class K	73
Transfer agency—Class A	664,598
Transfer agency—Class B	80,925
Transfer agency—Class C	249,608
Transfer agency—Advisor Class	39,947
Transfer agency—Class R	165
Transfer agency—Class K	46
Transfer agency—Class I	16
Custodian	494,172
Registration	119,904
Printing	116,552
Administrative	54,154
Audit	47,970
Legal	27,862
Directors’ fees	23,728
Miscellaneous	17,890

Total expenses	10,970,221
Less: expenses waived and reimbursed by the Adviser (See Note B)	(1,027,005)
Less: expense offset arrangement (See Note B)	(3,884)

Net expenses		9,939,332

Net investment income		49,875,507

Realized and Unrealized Gain (Loss) on Investments and Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions		(29,728,900)
Futures contracts		(58,994,891)
Foreign currency transactions		40,287,297
Net change in unrealized appreciation/ depreciation of:
Investments		(85,490,657)
Futures contracts		1,289,404
Foreign currency denominated assets and liabilities		(36,666,340)

Net loss on investments and foreign currency transactions		(169,304,087)

Net Decrease in Net Assets from Operations		$(119,428,580)

See notes to financial statements.

30	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Statement of Operations

STATEMENT OF CHANGES IN NET ASSETS

Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008
Increase (Decrease) in Net Assets from Operations
Net investment income	$49,875,507	$100,215,551
Net realized gain (loss) on investments and foreign currency transactions	(48,436,494)	66,554,900
Net change in unrealized depreciation of investments and foreign currency denominated assets and liabilities	(120,867,593)	(272,809,800)

Net decrease in net assets from operations	(119,428,580)	(106,039,349)
Dividends to Shareholders from
Net investment income
Class A	(55,033,093)	(69,217,164)
Class B	(4,797,351)	(6,716,788)
Class C	(17,961,382)	(18,662,192)
Advisor Class	(3,373,025)	(1,409,612)
Class R	(6,059)	(1,815)
Class K	(2,680)	(804)
Class I	(3,848)	(4,344)
Capital Stock Transactions
Net increase (decrease)	(212,088,597)	796,947,653

Capital Contributions Proceeds from third party contributions (see Note E)	– 0	–	528,520

Total increase (decrease)	(412,694,615)	595,424,105
Net Assets
Beginning of period	2,145,516,642	1,550,092,537

End of period (including distributions in excess of net investment income of $(39,539,027) and $(8,237,096), respectively)	$1,732,822,027	$2,145,516,642

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	31

Statement of Changes in Net Assets

NOTES TO FINANCIAL STATEMENTS

March 31, 2009 (unaudited)

NOTE A

Significant Accounting Policies

AllianceBernstein Global Bond Fund, Inc. (the “Fund”), was incorporated as a Maryland corporation on February 3, 1992 and is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 3% to zero depending on the period of time the shares are held. Effective January 31, 2009, sales of Class B shares of the Fund to new investors were suspended. Class B shares will only be issued (i) upon the exchange of Class B shares from another AllianceBernstein Fund, (ii) for purposes of dividend reinvestment, (iii) through the Fund’s Automatic Investment Program (the “Program”) for accounts that established the Program prior to January 31, 2009, and (iv) for purchases of additional shares by Class B shareholders as of January 31, 2009. The ability to establish a new Automatic Investment Program for accounts containing Class B shares was suspended as of January 31, 2009. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expense. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that the classes bear different distribution and transfer agency expenses. Each class has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles, which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at “fair value” as determined in accordance with procedures established by and under the general supervision of the Fund’s Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange (other than securities listed on the NASDAQ Stock Market, Inc. (“NASDAQ”)) or on a foreign securities exchange are valued at the last sale

32	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities listed only on NASDAQ are valued in accordance with the NASDAQ Official Closing Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market (“OTC”) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/ dealer quotes are obtained, AllianceBernstein, L.P. (the “Adviser”) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security. Investments in money market funds are valued at their net asset value each day.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer’s financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including board market moves, may have occurred in the interim and may materially affect the value of those securities.

2. Fair Value Measurements

The Fund adopted Financial Accounting Standards Board Statement of Financial Accounting Standards No. 157, Fair Value Measurements (“FAS 157”), effective December 1, 2007. In accordance with FAS 157, fair value is defined as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. FAS 157 also establishes a framework for measuring fair value, and a three-level hierarchy for fair value measurements based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	33

Notes to Financial Statements

and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. Each investment is assigned a level based upon the observability of the inputs which are significant to the overall valuation. The three-tier hierarchy of inputs is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The following table summarizes the valuation of the Fund’s investments by the above fair value hierarchy levels as of March 31, 2009:

Level	Investments in Securities			Other Financial Instruments*
Level 1	$	– 0	–	$(2,645,740)
Level 2		1,892,703,390		(6,676,477)
Level 3		271,646,857		– 0	–

Total		$2,164,350,247		$(9,322,217)

*	Other financial instruments are derivative instruments, such as futures and forwards contracts, which are valued at the unrealized appreciation/depreciation on the instrument.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

	Investments in Securities	Other Financial Instruments
Balance as of 9/30/08	$290,264,475	$	– 0	–
Accrued discounts /premiums	(2,555,771)		– 0	–
Realized loss	(14,725,925)		– 0	–
Change in unrealized appreciation/depreciation	(16,925,758)		– 0	–
Net purchases (sales)	8,082,396		– 0	–
Net transfers in and/or out of Level 3	7,507,440		– 0	–

Balance as of 3/31/09	$271,646,857	$	– 0	–

Net change in unrealized appreciation/depreciation from Investments held as of 3/31/09	$(18,952,508)**	$	– 0	–

**	The unrealized appreciation/depreciation is included in net change in unrealized appreciation/depreciation of investments in the accompanying statement of operations.

34	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

3. Currency Translation

Asset and liabilities denominated in foreign currencies and commitments under forward currency exchange contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at the rates of exchange prevailing when accrued.

Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of unrealized appreciation and depreciation of investments and foreign currency denominated assets and liabilities.

4. Taxes

It is the Fund’s policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

In accordance with the Financial Accounting Standard Board (“FASB”) Interpretation No. 48, Accounting for Uncertainties in Income Taxes (“FIN 48”), management has analyzed the Fund’s tax positions taken on federal and state income tax returns for all open tax years (the current and the prior three tax years) and has concluded that no provision for income tax is required in the Fund’s financial statements.

5. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the date securities are purchased or sold. Investment gains or losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	35

Notes to Financial Statements

6. Class Allocations

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their respective net assets.

7. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.

8. Repurchase Agreements

It is the Fund’s policy that its custodian or designated subcustodian take control of securities as collateral under repurchase agreements and to determine on a daily basis that the value of such securities is sufficient to cover the value of the repurchase agreements. If the seller defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to seller of the security, realization of collateral by the Fund may be delayed or limited.

NOTE B

Advisory Fee and Other Transactions with Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser an advisory fee at an annual rate of .50% of the first $2.5 billion, .45% of the next $2.5 billion and .40% in excess of $5 billion, of the Fund’s average daily adjusted net assets. The fee is accrued daily and paid monthly. Effective November 5, 2007, the Fund’s Adviser has agreed to waive its fees and bear certain expenses to the extent necessary to limit total operating expenses on an annual basis to .90%, 1.60%, 1.60%, .60%, 1.10%, .85% and .60% of the average daily net assets for Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares, respectively.

For the six months ended March 31, 2009, such reimbursement amounted to $1,027,005. Pursuant to the investment advisory agreement, the Fund may reimburse the Adviser for certain legal and accounting services provided to the Fund by the Adviser. For the six months ended March 31, 2009, such fees amounted to $54,514.

The Fund compensates AllianceBernstein Investor Services, Inc. (“ABIS”), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the

36	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

Fund. ABIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. The compensation retained by ABIS amounted to $513,356 for the six months ended March 31, 2009.

For the six months ended March 31, 2009, the expenses of Class A, Class B, Class C and Advisor Class shares were reduced by $3,884 under an expense offset arrangement with ABIS.

AllianceBernstein Investments, Inc. (the “Distributor”), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund’s shares. The Distributor has advised the Fund that it has retained front-end sales charges of $37,006 from the sales of Class A shares and received $14,702, $151,279 and $217,393 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended March 31, 2009.

NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the “Agreement”) pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund’s average daily net assets attributable to Class A shares, 1% of the Fund’s average daily net assets attributable to the Class B and Class C shares, .50% of the Fund’s average daily net assets attributable to Class R shares and .25% of the Fund’s average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $27,419,813, $10,710,600, $672 and $78 for Class B, Class C, Class R and Class K shares, respectively. While such costs may be recovered from the Fund in future periods so long as the Agreement is in effect, the rate of the distribution and servicing fees payable under the Agreement may not be increased without a shareholder vote. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund’s shares.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	37

Notes to Financial Statements

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended March 31, 2009, were as follows:

	Purchases	Sales
Investment securities (excluding U.S. government securities)	$412,034,559	$423,981,574
U.S. government securities	138,945,727	300,519,435

The cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency contracts and futures contracts) are as follows:

Gross unrealized appreciation	$26,196,730
Gross unrealized depreciation	(321,503,281)

Net unrealized depreciation	$(295,306,551)

1. Financial Futures Contracts

The Fund may buy or sell financial futures contracts for the purpose of hedging its portfolio against adverse effects of anticipated movements in the market. The Fund bears the market risk that arises from changes in the value of these financial instruments and the imperfect correlation between movements in the price of the futures contracts and movements in the price of the securities hedged or used for cover. The Fund may also purchase or sell futures contracts for foreign currencies or options thereon for non hedging purposes as a means of making direct investment in foreign currencies, as described below under “Currency Transactions”.

At the time the Fund enters into a futures contract, the Fund deposits and maintains as collateral an initial margin with the broker, as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. Risks may arise from the potential inability of a counter party to meet the terms of the contract. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the time it was closed.

2. Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to hedge certain firm purchase and sales commitments denominated in foreign currencies and for non-hedging purposes as a means of making

38	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

direct investments in foreign currencies, as described below under “Currency Transactions”. A forward currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contract and the closing of such contract would be included in net realized gain or loss on foreign currency transactions.

Fluctuations in the value of open forward currency exchange contracts are recorded for financial reporting purposes as unrealized and/or appreciation or depreciation by the Fund.

The Fund’s custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value at least equal to the aggregate amount of the Fund’s commitments under forward currency exchange contracts entered into with respect to position hedges. Risks may arise from the potential inability of a counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars reflects the total exposure the Fund has in that particular currency contract.

3. Option Transactions

For hedging purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign securities, including government securities, and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets. The Fund may also use options transactions for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of the premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	39

Notes to Financial Statements

sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended March 31, 2009, the Fund had no transactions in written options.

4. Swap Agreements

The Fund may enter into swaps to hedge its exposure to interest rates, credit risk, or currencies. The Fund may also enter into swaps for non-hedging purposes as a means of making direct investments in foreign currencies, as described below under “Currency Transactions”. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other. In addition, collateral may be pledged or received by the Fund in accordance with the terms of the respective swap agreements to provide value and recourse to the Fund or its counterparties in the event of default or bankruptcy/insolvency.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interim payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying securities. The Fund accrues for the interim payments on swap contracts on a daily basis, with the net amount recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Once the interim payments are settled in cash, the net amount is recorded as realized gain/loss on swaps on the statement of operations, in addition to realized gain/loss recorded upon the termination of swap contracts. Fluctuations in the value of swap contracts are recorded as a component of net change in unrealized appreciation/depreciation of investments.

Credit Default Swaps:

During the six months ended March 31, 2009, the Fund adopted FASB Staff Position FAS No. 133-1 and FIN 45-4, “Disclosures about Credit Derivatives and Certain Guarantees: An Amendment of FASB Statement No. 133 and FASB Interpretation No. 45” (the “Position”). The Position amends FASB Statement No. 133 (“FAS 133”), “Accounting for Derivative Instruments and Hedging Activities”, and FASB Interpretation No. 45 (“FIN 45”), Guarantor’s Accounting and Disclosure Requirements for Guarantees”. Consequently, the Fund has

40	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

amended its portfolio of investments and notes to financial statements disclosures in accordance with the Position.

The Fund may enter into credit default swaps. The Fund may purchase credit protection (“Buy Contract”) or provide credit protection (“Sale Contract”) on the referenced obligation of the credit default swap. During the term of the swap agreement, the Fund receives/(pays) fixed payments from/(to) the respective counterparty, calculated at the agreed upon interest rate applied to the notional amount. The accrual for these interim payments is recorded within unrealized appreciation/depreciation of swap contracts on the statement of assets and liabilities. Upfront premiums paid or received in connection with credit default swap contracts are recognized as cost or proceeds on the statement of assets and liabilities and are amortized on a straight line basis over the life of the contract. Amortized upfront premiums are included in net realized gain/(loss) from swaps on the statement of operations. If the Fund is a buyer/(seller) of protection and a credit event occurs, as defined under the terms of the swap agreement, the Fund will either (i) receive from the seller/(pay to the buyer) of protection an amount equal to the notional amount of the swap contract (the “Maximum Payout Amount”) and deliver/(take delivery of) the referenced obligation or (ii) receive/(pay) a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation.

Credit default swaps may involve greater risks than if a Fund had invested in the referenced obligation directly. Credit default swaps are subject to general market risk, liquidity risk, counterparty risk and credit risk. If the Fund is a buyer of protection and no credit event occurs, it will lose its investment. If the Fund is a seller of protection and a credit event occurs, the value of the referenced obligation received by the Fund coupled with the periodic payments previously received, may be less than the Maximum Payout Amount it pays to the buyer, resulting in a loss to the Fund.

Implied credit spreads utilized in determining the market value of credit default swaps on issuers as of period end are disclosed in the portfolio of investments. The implied spreads serve as an indicator of the current status of the payment/ performance risk and typically reflect the likelihood of default by the issuer on the referenced obligation. The implied credit spread of a particular reference entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Widening credit spreads and, with respect to buy contracts, increasing market values, in absolute terms when compared to the notional amount of the swap, typically represent a deterioration of the referenced entity’s credit soundness and greater likelihood of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.

In certain circumstances Maximum Payout Amounts may be partially offset by recovery values of the respective referenced obligations, upfront premium

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	41

Notes to Financial Statements

received upon entering into the agreement, or net amounts received from settlement of buy protection credit default swap agreements entered into by the Fund for the same reference obligation with the same counterparty.

5. Currency Transactions

The Fund may invest in non-U.S. Dollar securities on a currency hedged or unhedged basis. The Fund may seek investment opportunities by taking long or short positions in currencies through the use of currency-related derivatives, including forward currency exchange contracts, futures and options on futures, swaps, and options. The Fund may enter into transactions for investment opportunities when it anticipates that a foreign currency will appreciate or depreciate in value but securities denominated in that currency are not held by the Fund and do not present attractive investment opportunities. Such transactions may also be used when the Adviser believes that it may be more efficient than a direct investment in a foreign currency-denominated security. The Fund may also conduct currency exchange contracts on a spot basis (i.e., for cash at the spot rate prevailing in the currency exchange market for buying or selling currencies).

6. Reverse Repurchase Agreements

Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. At the time the Fund enters into a reverse repurchase agreement, it will establish a segregated account with the custodian containing liquid assets having at least equal to the repurchase price. For the six months ended March 31, 2009, the Fund had no reverse repurchase agreements.

NOTE E

Capital Stock

Each class consists of 3,000,000,000 authorized shares. Transactions in capital shares for each class were as follows:

	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

Class A
Shares sold	21,637,666	99,009,613	$145,381,613	$797,378,695

Shares issued in reinvestment of distributions	6,056,703	5,487,053	40,440,077	43,811,532

Shares converted from Class B	1,460,949	6,053,179	9,798,096	48,716,054

Shares redeemed	(49,683,218)	(50,382,355)	(336,342,405)	(399,831,747)

Net increase (decrease)	(20,527,900)	60,167,490	$(140,722,619)	$490,074,534

42	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

	Shares		Amount
	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008	Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30, 2008

Class B
Shares sold	1,214,862	7,543,429	$8,211,333	$60,681,259

Shares issued in reinvestment of distributions	522,401	528,900	3,488,033	4,232,726

Shares converted to Class A	(1,460,509)	(6,050,898)	(9,798,096)	(48,716,054)

Shares redeemed	(4,082,266)	(4,564,286)	(27,591,087)	(36,483,560)

Net decrease	(3,805,512)	(2,542,855)	$(25,689,817)	$(20,285,629)

Class C
Shares sold	5,883,997	36,778,333	$39,858,427	$297,183,045

Shares issued in reinvestment of distributions	1,977,334	1,645,365	13,239,238	13,165,884

Shares redeemed	(12,791,813)	(9,972,918)	(86,729,926)	(79,350,591)

Net increase (decrease)	(4,930,482)	28,450,780	$(33,632,261)	$230,998,338

Advisor Class
Shares sold	3,954,547	12,484,852	$26,509,561	$99,055,055

Shares issued in reinvestment of distributions	526,874	152,620	3,518,590	1,206,365

Shares redeemed	(6,185,329)	(561,863)	(42,319,251)	(4,371,383)

Net increase (decrease)	(1,703,908)	12,075,609	$(12,291,100)	$95,890,037

Class R
Shares sold	33,269	23,157	$222,410	$182,019

Shares issued in reinvestment of distributions	802	171	5,344	1,343

Shares redeemed	(4,901)	(6,810)	(33,763)	(53,478)

Net increase	29,170	16,518	$193,991	$129,884

Class K
Shares sold	1,127	8,455	$7,542	$66,854

Shares issued in reinvestment of distributions	343	49	2,285	379

Shares redeemed	(107)	(565)	(692)	(4,430)

Net increase	1,363	7,939	$9,135	$62,803

Class I
Shares sold	12,501	26,630	$84,845	$215,297

Shares issued in reinvestment of distributions	495	354	3,302	2,824

Shares redeemed	(6,487)	(17,887)	(44,073)	(140,435)

Net increase	6,509	9,097	$44,074	$77,686

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	43

Notes to Financial Statements

During the year 2008, a third party vendor reimbursed the Fund $528,520 for losses incurred due to a trade entry error.

NOTE F

Security Lending

The Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high-grade debt securities or bank letters of credit equal to at least 100% of the market values of the securities loaned is deposited and maintained by the borrower with the Fund. Under the terms of the securities lending agreement, security voting rights pass to the borrower, although the Fund can at will terminate a loan and regain the right to vote.

The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. When such securities are borrowed against cash, the Fund agrees to pay the borrower of such securities a “rebate rate” for the use of the cash the borrower has pledged as collateral. As of March 31, 2009, the Fund had no securities on loan.

NOTE G

Risks Involved in Investing in the Fund

Interest Rate Risk and Credit Risk—Interest rate risk is the risk that changes in interest rates will affect the value of the Fund’s investments in fixed-income debt securities such as bonds or notes. Increases in interest rates may cause the value of the Fund’s investments to decline. Credit risk is the risk that the issuer or guarantor of a debt security, or the counterparty to a derivative contract, will be unable or unwilling to make timely principal and/or interest payments, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit risk rating. Credit risk is greater for medium quality and lower-rated securities. Lower-rated debt securities and similar unrated securities (commonly known as “junk bonds”) have speculative elements or are predominantly speculative risks.

Foreign Securities Risk—Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign currency exchange rates and the possibility of future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable U.S. companies or of the U.S. government.

Currency Risk—This is the risk that changes in foreign currency exchange rates may negatively affect the value of the Fund’s investments or reduce the returns

44	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

of the Fund. For example, the value of the Fund’s investments in foreign currency-denominated securities or currencies may decrease if the U.S. Dollar is strong (i.e., gaining value relative to other currencies) and other currencies are weak (i.e., losing value relative to the U.S. Dollar). Currency markets are generally not as regulated as securities markets. Independent of the Fund’s investments in securities denominated in foreign currencies, the Fund’s positions in various foreign currencies may cause the Fund to experience investment losses due to the changes in exchange rates and interest rates.

Derivatives Risk—The Fund may invest in derivatives such as forwards, options, futures and swaps. These investments may be illiquid, difficult to price, and leveraged so that small changes may produce disproportionate losses for the Fund, and subject to counterparty risk to a greater degree than more traditional investments.

Leverage Risk—When the Fund borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund’s investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward currency exchange contracts, forward commitments, dollar rolls or futures contracts or by borrowing money. The use of derivative instruments by the Fund, such as forwards, futures, options and swaps, may also result in a form of leverage.

Indemnification Risk—In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the “Facility”) intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended March 31, 2009.

NOTE I

Distributions to Shareholders

The tax character of distributions paid for the year ending September 30, 2009 will be determined at the end of the current fiscal year. The tax character of distributions paid during the fiscal year ended September 30, 2008 and September 30, 2007 were as follows.

	2008	2007
Distributions paid from:
Ordinary income	$96,012,719	$69,446,654

Total taxable distributions	96,012,719	69,446,654

Total distributions paid	$96,012,719	$69,446,654

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	45

Notes to Financial Statements

As of September 30, 2008, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Undistributed ordinary income	$33,502,603
Accumulated capital and other losses	(62,670,362	)(a)
Unrealized appreciation/(depreciation)	(214,342,816	)(b)

Total accumulated earnings/(deficit)	$(243,510,575	)(c)

(a)

On September 30, 2008, the Fund had a net capital loss carryforward of $54,979,681, of which $42,380,088 expires in the year 2009 and $12,599,593 expires in the year 2010. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. During the fiscal year, the Fund utilized capital loss carryforwards of $57,227,821. As of September 30, 2008, the Fund had deferred tax straddle losses of $7,690,681.

(b)

The difference between book-basis and tax basis unrealized appreciation/(depreciation) is attributable primarily to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains/losses on certain derivative instruments.

(c)	The difference between book-basis and tax-basis components of accumulated earnings/ (deficit) is attributable to dividends payable.

NOTE J

Legal Proceedings

On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. (“Hindo Complaint”) was filed against the Adviser, Alliance Capital Management Holding L.P. (“Alliance Holding”), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser (“AllianceBernstein defendants”), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in “late trading” and “market timing” of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Following October 2, 2003, 43 additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical

46	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Notes to Financial Statements

factual allegations, which appear to be based in large part on the Order of the SEC dated December 18, 2003 as amended and restated January 15, 2004 (“SEC Order”) and the New York State Attorney General Assurance of Discontinuance dated September 1, 2004 (“NYAG Order”).

On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which the Adviser previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Alliance Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds’ shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Recent Accounting Pronouncement

On March 19, 2008, the FASB released Statement of Financial Accounting Standards No. 161, “Disclosures about Derivative Instruments and Hedging Activities” (“FAS 161”). FAS 161 requires qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk-related contingent features in derivative agreements. The application of FAS 161 is required for fiscal years beginning after November 15, 2008 and interim periods within those fiscal years. At this time, management is evaluating the implications of FAS 161 and believes the adoption of FAS 161 will have no material impact on the Fund’s financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	47

Notes to Financial Statements

FINANCIAL HIGHLIGHTS

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class A
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 7.39	$ 8.07	$ 7.54	$ 7.69	$ 7.35	$ 7.54

Income From Investment Operations
Net investment income(b)	.19	.42	.40	.44	.50	.50	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.59)	(.70)	.52	(.15)	.34	(.16)

Net increase (decrease) in net asset value from operations	(.40)	(.28)	.92	.29	.84	.34

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.40)	(.39)	(.44)	(.50)	(.53)
Distributions from net realized gains on investment and foreign currency transactions	(.12)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.31)	(.40)	(.39)	(.44)	(.50)	(.53)

Net asset value, end of period	$ 6.68	$ 7.39	$ 8.07	$ 7.54	$ 7.69	$ 7.35

Total Return
Total investment return based on net asset value(d)	(5.34)%	(3.75)%	12.47%	3.90%	11.83%	4.72%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$1,151,650	$1,425,649	$1,071,398	$935,901	$957,697	$956,690
Ratio to average net assets of:
Expenses, net of waivers/ reimbursements	.90	%(e)	.90%	1.80%	1.04	%(f)	1.05%	1.25%
Expenses, before waivers/ reimbursements	1.01	%(e)	1.15%	1.80%	1.04	%(f)	1.05%	1.41%
Expenses, before waivers/ reimbursements excluding interest expense	1.01	%(e)	1.01%	1.05%	1.04	%(f)	1.05%	1.27%
Net investment income	5.70	%(e)	5.19%	5.09%	5.81	%(f)	6.78%	6.80	%(c)
Portfolio turnover rate	30%	140%	170%	104%	66%	76%

See footnote summary on page 55.

48	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class B
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 7.39	$ 8.07	$ 7.54	$ 7.68	$ 7.35	$ 7.54

Income From Investment Operations
Net investment income(b)	.17	.36	.34	.38	.44	.45	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.59)	(.70)	.52	(.14)	.33	(.16)

Net increase (decrease) in net asset value from operations	(.42)	(.34)	.86	.24	.77	.29

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.34)	(.33)	(.38)	(.44)	(.48)
Distributions from net realized gains on investment and foreign currency transactions	(.12)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.29)	(.34)	(.33)	(.38)	(.44)	(.48)

Net asset value, end of period	$ 6.68	$ 7.39	$ 8.07	$ 7.54	$ 7.68	$ 7.35

Total Return
Total investment return based on net asset value(d)	(5.67)%	(4.44)%	11.65%	3.28%	11.04%	3.98%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$99,251	$137,926	$171,078	$277,450	$373,923	$476,171
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60	%(e)	1.60%	2.53%	1.76	%(f)	1.77%	1.98%
Expenses, before waivers/reimbursements	1.74	%(e)	1.88%	2.53%	1.76	%(f)	1.77%	2.15%
Expenses, before waivers/reimbursements excluding interest expense	1.74	%(e)	1.73%	1.77%	1.76	%(f)	1.77%	1.99%
Net investment income	5.00	%(e)	4.52%	4.36%	5.10	%(f)	5.82%	6.07	%(c)
Portfolio turnover rate	30%	140%	170%	104%	66%	76%

See footnote summary on page 55.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	49

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class C
Six Months Ended March 31, 2009 (unaudited)	Year Ended September 30,
2008	2007	2006	2005	2004(a)

Net asset value, beginning of period	$ 7.41	$ 8.09	$ 7.56	$ 7.71	$ 7.38	$ 7.57

Income From Investment Operations
Net investment income(b)	.17	.36	.34	.38	.44	.45	(c)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	(.59)	(.70)	.52	(.15)	.34	(.16)

Net increase (decrease) in net asset value from operations	(.42)	(.34)	.86	.23	.78	.29

Less: Dividends and Distributions
Dividends from net investment income	(.17)	(.34)	(.33)	(.38)	(.45)	(.48)
Distributions from net realized gains on investment and foreign currency transactions	(.12)	– 0	–	– 0	–	– 0	–	– 0	–	– 0	–

Total dividends and distributions	(.29)	(.34)	(.33)	(.38)	(.45)	(.48)

Net asset value, end of period	$ 6.70	$ 7.41	$ 8.09	$ 7.56	$ 7.71	$ 7.38

Total Return
Total investment return based on net asset value(d)	(5.67)%	(4.42)%	11.65%	3.15%	10.87%	3.97%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$412,219	$492,541	$307,616	$256,047	$251,752	$251,666
Ratio to average net assets of:
Expenses, net of waivers/reimbursements	1.60	%(e)	1.60%	2.50%	1.74	%(f)	1.76%	1.96%
Expenses, before waivers/reimbursements	1.71	%(e)	1.86%	2.50%	1.74	%(f)	1.76%	2.12%
Expenses, before waivers/reimbursements excluding interest expense	1.71	%(e)	1.71%	1.75%	1.74	%(f)	1.76%	1.97%
Net investment income	4.99	%(e)	4.46%	4.37%	5.07	%(f)	5.88%	6.07	%(c)
Portfolio turnover rate	30%	140%	170%	104%	66%	76%

See footnote summary on page 55.

50	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Advisor Class
Six Months Ended March 31, 2009 (unaudited)	November 5, 2007(g) to September 30, 2008

Net asset value, beginning of period	$ 7.38	$ 8.14

Income From Investment Operations
Net investment income(b)	.20	.41
Net realized and unrealized loss on investment and foreign currency transactions	(.59)	(.78)

Net decrease in net asset value from operations	(.39)	(.37)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.39)
Distributions from net realized gains on investment and foreign currency transactions	(.12)	– 0	–

Total dividends and distributions	(.32)	(.39)

Net asset value, end of period	$ 6.67	$ 7.38

Total Return
Total investment return based on net asset value(d)	(5.23)%	(4.83)%
Ratios/ Supplemental Data
Net assets, end of period (000’s omitted)	$69,231	$89,152
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.60%	.60%
Expenses, before waivers/reimbursements(e)	.71%	.88%
Expenses, before waivers/reimbursements excluding interest expense(e)	.71%	.74%
Net investment income(e)	5.98%	5.37%
Portfolio turnover rate	30%	140%

See footnote summary on page 55.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	51

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class R
Six Months Ended March 31, 2009 (unaudited)	November 5, 2007(g) to September 30, 2008

Net asset value, beginning of period	$ 7.39	$ 8.14

Income From Investment Operations
Net investment income(b)	.17	.35
Net realized and unrealized loss on investment and foreign currency transactions	(.58)	(.75)

Net decrease in net asset value from operations	(.41)	(.40)

Less: Dividends and Distributions
Dividends from net investment income	(.18)	(.35)
Distributions from net realized gains on investment and foreign currency transactions	(.12)	– 0	–

Total dividends and distributions	(.30)	(.35)

Net asset value, end of period	$ 6.68	$ 7.39

Total Return
Total investment return based on net asset value(d)	(5.46)%	(5.15)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$305	$122
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	1.10%	1.10%
Expenses, before waivers/reimbursements(e)	1.30%	1.48%
Expenses, before waivers/reimbursements excluding interest expense(e)	1.30%	1.34%
Net investment income(e)	5.56%	4.92%
Portfolio turnover rate	30%	140%

See footnote summary on page 55.

52	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class K
Six Months Ended March 31, 2009 (unaudited)	November 5, 2007(g) to September 30, 2008

Net asset value, beginning of period	$ 7.38	$ 8.14

Income From Investment Operations
Net investment income(b)	.19	.36
Net realized and unrealized loss on investment and foreign currency transactions	(.59)	(.75)

Net decrease in net asset value from operations	(.40)	(.39)

Less: Dividends and Distributions
Dividends from net investment income	(.19)	(.37)
Distributions from net realized gains on investment and foreign currency transactions	(.12)	– 0	–

Total dividends and distributions	(.31)	(.37)

Net asset value, end of period	$ 6.67	$ 7.38

Total Return
Total investment return based on net asset value(d)	(5.32)%	(5.07)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$62	$59
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.85%	.85%
Expenses, before waivers/reimbursements(e)	1.01%	1.09%
Expenses, before waivers/reimbursements excluding interest expense(e)	1.01%	.95%
Net investment income(e)	5.77%	5.06%
Portfolio turnover rate	30%	140%

See footnote summary on page 55.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	53

Financial Highlights

Selected Data For A Share of Capital Stock Outstanding Throughout Each Period

Class I
Six Months Ended March 31, 2009 (unaudited)	November 5, 2007(g) to September 30, 2008

Net asset value, beginning of period	$ 7.39	$ 8.14

Income From Investment Operations
Net investment income(b)	.20	.47
Net realized and unrealized loss on investment and foreign currency transactions	(.60)	(.83)

Net decrease in net asset value from operations	(.40)	(.36)

Less: Dividends and Distributions
Dividends from net investment income	(.20)	(.39)
Distributions from net realized gains on investment and foreign currency transactions	(.12)	– 0	–

Total dividends and distributions	(.32)	(.39)

Net asset value, end of period	$ 6.67	$ 7.39

Total Return
Total investment return based on net asset value(d)	(5.33)%	(4.72)%
Ratios/Supplemental Data
Net assets, end of period (000’s omitted)	$104	$67
Ratio to average net assets of:
Expenses, net of waivers/reimbursements(e)	.60%	.60%
Expenses, before waivers/reimbursements(e)	.63%	.77%
Expenses, before waivers/reimbursements excluding interest expense(e)	.63%	.63%
Net investment income(e)	5.99%	5.45%
Portfolio turnover rate	30%	140%

See footnote summary on page 55.

54	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Financial Highlights

(a)	As of October 1, 2003, the Fund has adopted the method of accounting for interim payments on swap contracts in accordance with Financial Accounting Standards Board Statement No. 133. These interim payments are reflected within net realized and unrealized gain (loss) on swap contracts, however, prior to October 1, 2003, these interim payments were reflected within interest income/expense on the statement of operations. The effect of this change for the fiscal year ended September 30, 2004, was to decrease net investment income per share by $0.0002 for Class A, B and C and increase net realized and unrealized gain (loss) on investment transactions per share by $0.0002 for Class A, B and C. Consequently, the ratios of net investment income to average net assets were decreased by 0.003% for Class A, B and C, respectively.

(b)	Based on average shares outstanding.

(c)	Net of waivers/reimbursement by the Adviser.

(d)	Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on fund distributionsor the redemption of fund shares. Total investment return calculated for a period of less than one year in not annualized.

(e)	Annualized.

(f)	The ratio includes expenses attributable to costs of proxy solicitation.

(g)	Commencement of distribution.

See notes to financial statements.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	55

Financial Highlights

BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman

John H. Dobkin(1)

Michael J. Downey(1)

D. James Guzy(1)

Nancy P. Jacklin(1)

Garry L. Moody(1)

Marshall C. Turner, Jr. (1)

Earl D. Weiner(1)

OFFICERS

Robert M. Keith, President and Chief Executive Officer

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer

Paul J. DeNoon(2), Vice President

Scott A. DiMaggio(2), Vice President

Fernando Grisales(2), Vice President

Michael L. Mon(2), Vice President

Douglas J. Peebles(2), Vice President

Matthew S. Sheridan(2), Vice President

Emilie D. Wrapp, Secretary

Joseph J. Mantineo, Treasurer and Chief Financial Officer

Stephen Woetzel, Controller

Custodian and Accounting Agent

Brown Brothers Harriman & Co.

40 Water Street

Boston, MA 02109

Principal Underwriter

AllianceBernstein Investments, Inc.

1345 Avenue of the Americas

New York, NY 10105

Legal Counsel

Seward & Kissel LLP

One Battery Park Plaza

New York, NY 10004

Transfer Agent

AllianceBernstein Investor Services, Inc.

P.O. Box 786003

San Antonio, TX 78278-6003

Toll-free (800) 221-5672

Independent Registered Public Accounting Firm

Ernst & Young LLP

5 Times Square

New York, NY 10036

(1)	Member of the Audit Committee, the Governance and Nominating Committee and the Independent Directors Committee. Mr. Foulk is the sole member of the Fair Value Pricing Committee.

(2)	The management of, and investment decisions for, the Fund’s portfolio are made by the Global Fixed Income Investment Team. Mr. Paul J. DeNoon, Mr. Scott A. DiMaggio, Mr. Fernando Grisales, Mr. Michael L. Mon, Mr. Douglas J. Peebles and Mr. Matthew S. Sheridan are the investment professionals with the most significant responsibility for the day-to-day management of the Fund’s portfolio.

56	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Board of Directors

Information Regarding the Review and Approval of the Fund’s Advisory Agreement

The disinterested directors (the “directors”) of AllianceBernstein Global Bond Fund, Inc. (the “Fund”) unanimously approved the continuance of the Fund’s Advisory Agreement with the Adviser at a meeting held on November 4-6, 2008.

Prior to approval of the continuance of the Advisory Agreement, the directors had requested from the Adviser, and received and evaluated, extensive materials. They reviewed the proposed continuance of the Advisory Agreement with the Adviser and with experienced counsel who are independent of the Adviser, who advised on the relevant legal standards. The directors also reviewed an independent evaluation prepared by the Fund’s Senior Officer (who is also the Fund’s Independent Compliance Officer) of the reasonableness of the advisory fee in the Advisory Agreement wherein the Senior Officer concluded that the contractual fee for the Fund was reasonable. The directors also discussed the proposed continuance in private sessions with counsel and the Fund’s Senior Officer.

The directors considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors or trustees of most of the registered investment companies advised by the Adviser, their overall confidence in the Adviser’s integrity and competence they have gained from that experience, the Adviser’s initiative in identifying and raising potential issues with the directors and its responsiveness, frankness and attention to concerns raised by the directors in the past, including the Adviser’s willingness to consider and implement organizational and operational changes designed to improve investment results and the services provided to the AllianceBernstein Funds. The directors noted that they have four regular meetings each year, at each of which they receive presentations from the Adviser on the investment results of the Fund and review extensive materials and information presented by the Adviser.

The directors also considered all other factors they believed relevant, including the specific matters discussed below. In their deliberations, the directors did not identify any particular information that was all-important or controlling, and different directors may have attributed different weights to the various factors. The directors determined that the selection of the Adviser to manage the Fund and the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, including the advisory fee, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment. The

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	57

material factors and conclusions that formed the basis for the directors’ determinations included the following:

Nature, Extent and Quality of Services Provided

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement, including the quality of the investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. They also noted the professional experience and qualifications of the Fund’s portfolio management team and other senior personnel of the Adviser. The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost to it of providing certain clerical, accounting, administrative and other services provided at the Fund’s request by employees of the Adviser or its affiliates. Requests for these reimbursements are approved by the directors on a quarterly basis and, to the extent requested and paid, result in a higher rate of total compensation from the Fund to the Adviser than the fee rate stated in the Fund’s Advisory Agreement. The directors noted that the methodology used to determine the reimbursement amounts had been reviewed by an independent consultant retained by the Fund’s Senior Officer. The quality of administrative and other services, including the Adviser’s role in coordinating the activities of the Fund’s other service providers, also were considered. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2006 and 2007 that had been prepared with an expense allocation methodology arrived at in consultation with an independent consultant retained by the Fund’s Senior Officer. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data and noted that there are a number of potentially acceptable allocation methodologies for information of this type. The directors noted that the profitability information reflected all revenues and expenses of the Adviser’s relationship with the Fund, including those relating to its subsidiaries which provide transfer agency and distribution services to the Fund. The directors recognized that it is difficult to make comparisons of profitability between fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors. The directors focused on the profitability of the Adviser’s relationship with the Fund before taxes and distribution expenses. The directors concluded that they were satisfied that the Adviser’s level of profitability from its relationship with the Fund was not unreasonable.

58	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Fall-Out Benefits

The directors considered the benefits to the Adviser and its affiliates from their relationships with the Fund other than the fees and expense reimbursements payable under the Advisory Agreement, including but not limited to benefits relating to soft dollar arrangements (whereby the Adviser receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis), 12b-1 fees and sales charges received by the Fund’s principal underwriter (which is a wholly owned subsidiary of the Adviser) in respect of certain classes of the Fund’s shares and transfer agency fees paid by the Fund to a wholly owned subsidiary of the Adviser. The directors recognized that the Adviser’s profitability would be somewhat lower without these benefits. The directors noted that since the Fund does not engage in brokerage transactions, the Adviser does not receive soft dollar benefits in respect of portfolio transactions of the Fund. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed performance information for the Fund at each regular Board meeting during the year. At the November 2008 meeting, the directors reviewed information prepared by Lipper showing the performance of the Class A Shares of the Fund as compared with that of a group of similar funds selected by Lipper (the “Performance Group”) and as compared with that of a broader array of funds selected by Lipper (the “Performance Universe”), and information prepared by the Adviser showing performance of the Class A Shares as compared with the Barclays Capital Global Aggregate Bond Index and the Barclays Capital Global Treasury Index (USD hedged) (the “BC Global Treasury Index”), in each case for the 1-, 3-, 5- and 10-year periods ended July 31, 2008 and (in the case of the indices) the since inception period (July 1999 inception). The directors noted that the Fund was in the 5th quintile of the Performance Group and 4th quintile of the Performance Universe for the 1-year period, 2nd quintile of the Performance Group and 1st quintile of the Performance Universe for the 3-and 5-year periods, 1st out of 4 of the Performance Group and 1st quintile of the Performance Universe for the 10-year period, and that the Fund outperformed the indices in all periods reviewed except that it underperformed the BC Global Treasury Index in the 1-year period. The directors also noted that they had approved modifications to the Fund’s investment policy guidelines and a name change to AllianceBernstein Global Bond Fund, Inc., effective November 2007. Based on their review and their discussion with the Adviser concerning the Fund’s recent performance, the directors retained confidence in the Adviser’s ability to manage the Fund and concluded that the Fund’s relative performance over time was acceptable.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	59

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning advisory fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The Adviser informed the directors that there are no institutional products managed by it that have an investment style substantially similar to that of the Fund. The directors reviewed relevant fee information from the Adviser’s Form ADV and noted that the Adviser charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in securities of the same type that the Fund invests in (i.e., fixed income taxable securities).

The directors also reviewed information that indicated that the Adviser sub-advises a registered investment company that has an investment style similar to that of the Fund at a lower fee schedule than the fee schedule applicable to the Fund.

The Adviser reviewed with the directors the significantly greater scope of the services it provides to the Fund relative to institutional clients and sub-advised funds. The Adviser also noted that because mutual funds are constantly issuing and redeeming shares, they are more difficult to manage than an institutional account, where the assets tend to be relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of funds similar to the Fund and an Expense Universe as a broader group, consisting of all funds in the Fund’s investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund’s latest fiscal year. The Lipper information included the pro forma expense ratio for Class A Shares provided by the Adviser assuming the new expense cap for the Fund following the Adviser’s fixed-income fund realignment effective November 2007 had been in effect for the Fund’s full fiscal year. All references to expense ratios are to the pro forma expense ratio. The directors view the expense ratio information as relevant to their evaluation of the Adviser’s services because the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund’s Lipper category were lowered by waivers or reimbursements by those funds’ investment advisers, which in some cases were voluntary and perhaps temporary.

60	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

The information reviewed by the directors showed that the Fund’s contractual effective advisory fee rate, at approximate current size, of 50 basis points, plus the 1 basis point impact of the administrative expense reimbursement in the latest fiscal year, was lower than the Expense Group median. The directors noted that the Fund’s pro forma total expense ratio, reflecting a cap by the Adviser effective November 2007, was lower than the Expense Group and Expense Universe medians. The directors concluded that the Fund’s pro forma expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints that reduce the fee rates on assets above specified levels. The directors also considered presentations by an independent consultant discussing economies of scale in the mutual fund industry and for the AllianceBernstein Funds, as well as a presentation by the Adviser concerning certain of its views on economies of scale. The directors believe that economies of scale may be realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no established methodology for establishing breakpoints that give effect to the fund-specific services provided by a fund’s adviser and to the economies of scale that an adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect a fund’s operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund’s breakpoint arrangements would result in a sharing of economies of scale in the event the Fund’s net assets exceed a breakpoint in the future.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	61

THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

SUMMARY OF SENIOR OFFICER’S EVALUATION OF INVESTMENT ADVISORY AGREEMENT1

The following is a summary of the evaluation of the Investment Advisory Agreement between AllianceBernstein L.P. (the “Adviser”) and the AllianceBernstein Global Bond Fund, Inc., (the “Fund”).2,3 The evaluation of the Investment Advisory Agreement was prepared by Philip L. Kirstein, the Senior Officer of the Fund for the Directors of the Fund, as required by the September 1, 2004 Assurance of Discontinuance (“AoD”) between the Adviser and the New York State Attorney General (the “NYAG”). The Senior Officer’s evaluation of the Investment Advisory Agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the “40 Act”) and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees proposed to be paid by the Fund which was provided to the Directors in connection with their review of the proposed approval of the continuance of the Investment Advisory Agreement. The Senior Officer’s evaluation considered the following factors:

1.	Advisory fees charged to institutional and other clients of the Adviser for like services;

2.	Advisory fees charged by other mutual fund companies for like services;

3.	Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit;

4.	Profit margins of the Adviser and its affiliates from supplying such services;

5.	Possible economies of scale as the Fund grows larger; and

6.	Nature and quality of the Adviser’s services including the performance of the Fund.

FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The Adviser proposed that the Fund pay the advisory fee set forth in the table below for receiving the services to be provided pursuant to the Investment Advisory Agreement. The fee schedule below, implemented in January 2004 in

1	It should be noted that Senior Officer’s fee evaluation was completed on October 22, 2008.

2	Future references to the Fund do not include “AllianceBernstein.” References in the fee summary pertaining to performance and expense ratios refer to the Class A shares of the Fund.

3	It should be noted that prior to November 5, 2008, the Fund was named AllianceBernstein Global Government Income Trust, Inc.

62	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

consideration of the Adviser’s settlement with the NYAG in December 2003, is based on a master schedule that contemplates eight categories of funds with almost all funds in each category having the same advisory schedule.4

Category	Advisory Fee Based on % of Average Daily Net Assets	Net Assets 09/30/08 ($MIL)	Fund
High Income	50 bp on 1st $2.5 billion 45 bp on next $2.5 billion 40 bp on the balance	$2,143.1	Global Bond Fund, Inc.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund. During the Fund’s most recently completed fiscal year, the Adviser received $94,250 (0.01% of the Fund’s average daily net assets) for such services.

The Adviser agreed to waive that portion of its advisory fees and/or reimburse the Portfolio for that portion of the Portfolio’s total operating expenses to the degree necessary to limit the Portfolio’s expense ratios to the amounts set forth below for the Portfolio’s current fiscal year. The waiver is terminable by the Adviser at the end of the Portfolio’s fiscal year upon at least 60 days written notice. In addition, set forth below are the Portfolio’s gross expense ratios, annualized for the most recent semi-annual period:

Fund	Expense Cap Pursuant to Expense Limitation Undertaking		Gross Expense Ratio[5]	Fiscal Year End
Global Bond Fund, Inc.[6]	Advisor Class A Class B Class C Class R Class K Class I	0.60% 0.90% 1.60% 1.60% 1.10% 0.85% 0.60%	1.02% 1.29% 2.01% 1.99% 1.49% 1.20% 0.94%	September 30

I.	ADVISORY FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The advisory fees charged to investment companies which the Adviser manages and sponsors are normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to

4	Most of the AllianceBernstein Mutual Funds, which the Adviser manages, were affected by the Adviser’s settlement with the NYAG.

5	Annualized.

6	Includes interest expense of 0.27% for Classes A, B and C, and 0.30% for Adviser Class and Classes R, K and I, respectively. Excluding interest expense, the expense ratios would be 0.72%, 1.02%, 1.74%, 1.72%, 1.19%, 0.90% and 0.64% for Classes Advisor, A, B, C, R, K and I, respectively.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	63

the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes–Oxley Act of 2002, and coordinating with and monitoring the Fund’s third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional client assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. Also, retail mutual funds managed by the Adviser are widely held. Servicing the Fund’s investors is more time consuming and labor intensive compared to institutional clients since the Adviser needs to communicate with a more extensive network of financial intermediaries and shareholders. The Adviser also believes that it incurs substantial entrepreneurial risk when offering a new mutual fund since establishing a new mutual fund requires a large upfront investment and it may take a long time for the fund to achieve profitability since the fund must be priced to scale from inception in order to be competitive and assets are acquired one account at a time. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if a fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser’s view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund.7 In addition to the AllianceBernstein Institutional fee schedule, set forth below is what would have been the effective advisory fee of the Fund had the AllianceBernstein Institutional fee schedule been applicable to the Fund versus the Fund’s advisory fees based on September 30, 2008 net assets.

7	The Adviser has indicated that with respect to institutional accounts with assets greater than $300 million, it will negotiate a fee schedule. Discounts that are negotiated vary based upon each client relationship

64	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Fund	Net Assets 09/30/08 ($MIL)	AllianceBernstein (“AB”) Institutional (“Inst.”) Fee Schedule	Effective AB Inst. Adv. Fee	Fund Advisory Fee
Global Bond Fund, Inc.	$2,143.1	Global Plus Fixed Income Schedule 50 bp on 1st $30 million 25 bp on the balance Minimum Account Size: $25m	0.253%	0.500%

The Adviser also manages and sponsors retail mutual funds, which are organized in jurisdictions outside the United States, generally Luxembourg and Japan, and sold to non-United States resident investors. The Adviser charges the following fee for Global Bond, a Luxembourg fund, which has a somewhat similar investment style as the Fund:

Fund	Luxembourg Fund	Fee[8]
Global Bond Fund, Inc.	Global Bond
	Class A	1.10%
	Class I (Institutional)	1.05%

The AllianceBernstein Investment Trust Management mutual funds (“ITM”), which are offered to investors in Japan, have an “all-in” fee to compensate the Adviser for investment advisory as well as fund accounting and administrative related services. The fee schedule of the ITM mutual funds that have a somewhat similar investment style as the Funds are as follows:

Fund	ITM Mutual Fund	Fee[9]
Global Bond Fund, Inc.	Global Income Fund	0.75%
	Global Bond Fund 1	0.54%
	Global Bond Fund 2	0.54%
	Global Bond Fund 3	0.45%

The Adviser provides sub-advisory investment services to certain other investment companies managed by other fund families. The Adviser charges the fees set forth below for the following sub-advisory relationships. Also shown is what would have been the effective advisory fee of the Fund had the fee schedule of the sub-advisory relationship been applicable to the Fund based on September 30, 2008 net assets:

Fund		Sub-advised Fund Fee Schedule	Sub-advised Fund Effective Fee	Fund Advisory Fee
Global Bond Fund, Inc.	Client #1	0.15% (of net assets)	0.150%	0.500%

[8]	Class A shares of the fund are charged an “all-in” fee, which covers investment advisory services and distribution related services.

[9]

The Japanese Yen-U.S. dollar currency exchange rate quoted at 4 p.m. on October 1, 2008 by Reuters was ¥106.04 per $1. At that currency exchange rate, ¥30 billion would be equivalent to approximately $282.9 million; ¥20 billion would be equivalent to approximately $188.6 million; and ¥450 billion would be equivalent to approximately $4.243 billion.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	65

It is fair to note that the services the Adviser provides pursuant to sub-advisory agreements are generally confined to the services related to the investment process; in other words, they are not as comprehensive as the services provided to the Fund by the Adviser. While it appears the sub-advisory relationship is paying a lower fee than the Fund, it is difficult to evaluate the relevance of such discounted fees due to differences in terms of the service provided, risks involved and other competitive factors between the Fund and sub-advisory relationship. There could also be various business reasons why an investment adviser would be willing to manage a sub-advisory relationship for a different fee level than it would be willing to manage investment company assets.

II.	MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc. (“Lipper”), an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper’s analysis included the Fund’s ranking with respect to the contractual management fee relative to the median of the Fund’s Lipper Expense Group (“EG”)10 at the approximate current asset level of the Fund.11

Lipper describes an EG as a representative sample of comparable funds. Lipper’s standard methodology for screening funds to be included in an EG entails the consideration of several fund criteria, including fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. An EG will typically consist of seven to twenty funds.

Fund	Contractual Management Fee (%)[12]	Lipper Exp. Group Median (%)	Rank
Global Bond Fund, Inc.	0.500	0.573	1/6

10	Lipper does not consider average account size when constructing EGs. Funds with relatively small average account sizes tend to have higher transfer agent expense ratios than comparable sized funds that have relatively large average account sizes. Note that there are limitations on Lipper expense category data because different funds categorize expenses differently.

11	The contractual management fee is calculated by Lipper using the Fund’s contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper’s total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of “1” means that the Fund has the lowest effective fee rate in the Lipper peer group.

12	The contractual management fee does not reflect any expense reimbursements made by the Fund to the Adviser for certain clerical, legal, accounting, administrative, and other services. The contractual management fee does not reflect the expense cap, which reduces the effective management fee.

66	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

Lipper also analyzed the Fund’s most recently completed fiscal year total expense ratio in comparison to the Fund’s EG and Lipper Expense Universe (“EU”). The EU13 is a broader group compared to the EG, consisting of all funds that have the same investment classification/objective and load type as the subject Fund. Pro-forma total expense ratio information (shown in bold and italicized) is included:

Fund	Expense Ratio (%)[14]	Lipper Exp. Group Median (%)	Lipper Group Rank	Lipper Exp. Universe Median (%)	Lipper Universe Rank
Global Bond Fund	1.041	1.038	4/6	1.176	6/21
Pro-forma[15]	0.900	1.038	1/6	1.176	1/21

Based on this analysis, the Fund has equally favorable rankings on a management fee basis and on a pro-forma total expense ratio basis.

III.	COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE ADVISORY FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

The Adviser utilizes two profitability reporting systems, which operate independently but are aligned with each other, to estimate the Adviser’s profitability in connection with investment advisory services provided to the Fund. The Senior Officer has retained a consultant to provide independent advice regarding the alignment of the two profitability systems as well as the methodologies and allocations utilized by both profitability systems. See Section IV for additional discussion.

IV.	PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR SUPPLYING SUCH SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer and the consultant. The Adviser’s profitability from providing investment advisory services to the Fund decreased during calendar year 2007, relative to 2006.

In addition to the Adviser’s direct profits from managing the Fund, certain of the Adviser’s affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as “fall-out benefits” to the Adviser and indicated that such benefits should be factored into the evaluation of the total relationship

13	Except for asset (size) comparability, Lipper uses the same criteria for selecting an EG when selecting an EU. Unlike the EG, the EU allows for the same adviser to be represented by more than just one fund.

14	Most recently completed fiscal year Class A share total expense ratio.

15	Pro-forma shows what would have been the total expense ratio of the Fund had the Fund’s expense limitation undertaking been in effect for the full fiscal year.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	67

between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser’s affiliates from earning a reasonable profit on this type of relationship provided the affiliates’ charges and services are competitive. These affiliates provide transfer agent and distribution related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads and contingent deferred sales charges (“CDSC”).

AllianceBernstein Investments, Inc. (“ABI”), an affiliate of the Adviser, is the Fund’s principal underwriter. ABI and the Adviser have disclosed in the Fund’s prospectus that they may make revenue sharing payments from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2007, ABI paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $24 million for distribution services and educational support (revenue sharing payments). For 2008, it is anticipated, ABI will pay approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds or approximately $28 million.16 During the Fund’s most recently completed fiscal year, ABI received from the Fund $84,878, $7,886,088 and $177,642 in front-end sales charges, Rule 12b-1 and CDSC fees, respectively.

Fees and reimbursements for out of pocket expenses charged by AllianceBernstein Investor Services, Inc. (“ABIS”), the affiliated transfer agent for the Fund, are charged on a per account basis, based on the level of service provided and the class of share held by the account. ABIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. ABIS’ after-tax profitability decreased in 2007 in comparison to 2006. During the Fund’s most recently completed fiscal year, ABIS received $838,086 in fees from the Fund.17

V.	POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that economies of scale are being shared with shareholders through fee structures,18 subsidies and enhancement to services. Based on some of the professional literature that has considered economies of scale in the mutual fund industry, it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific

16	ABI currently inserts the “Advance” in quarterly account statements and pays the incremental costs associated with the mailing. The incremental cost is less than what an “independent mailing” would cost.

17	The fees disclosed are net of any expense offsets with ABIS. An expense offset is created by the interest earned on the positive cash balance that occur within the transfer agent account as there is a one day lag with regards to money movement from the shareholder’s account to the transfer agent’s account and then the transfer agent’s account to the Fund’s account. During the Fund’s most recently completed fiscal year, the fees paid by the Fund to ABIS were reduced by $91,638 under the offset agreement between the Fund and ABIS.

18	Fee structures include fee reductions, pricing at scale and breakpoints in advisory fee schedules.

68	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems, can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such investments in their business to provide services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant, retained by the Senior Officer, provided the Board of Directors an update of the Deli19 study on advisory fees and various fund characteristics. The independent consultant first reiterated the results of his previous two dimensional comparison analysis (fund size and family size) with the Board of Directors.20 The independent consultant then discussed the results of the regression model that was utilized to study the effects of various factors on advisory fees. The regression model output indicated that the bulk of the variation in fees predicted were explained by various factors, but substantially by fund assets under management (“AUM”), family AUM, index fund indicator and investment style. The independent consultant also compared the advisory fees of the AllianceBernstein Mutual Funds to similar funds managed by 19 other large asset managers, regardless of fund size and the large asset manager’s proportion of mutual fund assets to non-mutual fund assets.

VI.	NATURE AND QUALITY OF THE ADVISER’S SERVICES, INCLUDING THE PERFORMANCE OF THE FUND

With assets under management of approximately $590 billion as of September 30, 2008, the Adviser has the investment experience to manage and provide non-investment services (described in Section I) to the Fund.

19	The Deli study was originally published in 2002 based on 1997 data.

20	The two dimensional analysis showed patterns of lower advisory fees for funds with larger asset sizes and funds from larger family sizes compared to funds with smaller asset sizes and funds from smaller family sizes, which according to the independent consultant is indicative of a sharing of economies of scale and scope. However, in less liquid and active markets, such is not the case, as the empirical analysis showed potential for diseconomies of scale in those markets. The empirical analysis also showed diminishing economies of scale and scope as funds surpassed a certain high level of assets.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	69

The information below, prepared by Lipper, shows the 1, 3, 5 and 10 year performance returns and rankings of the Fund21 relative to its Lipper Performance Group (“PG”) and Lipper Performance Universe (“PU”)22 for the periods ended July 31, 2008.23

	Fund Return (%)	PG Median (%)	PU Median (%)	PG Rank	PU Rank
1 year	5.10	7.62	7.83	5/6	17/24
3 year	6.95	6.17	4.95	2/6	2/22
5 year	8.08	7.13	5.83	2/6	3/20
10 year	8.66	6.74	5.16	1/4	1/14

Set forth below are the 1, 3, 5, 10 year and since inception net performance returns of the Fund (in bold)24 versus its benchmarks.25 Fund and benchmark volatility and reward-to-variability ratio (“Sharpe Ratio”) information is also shown.26

21	The performance returns and rankings are for the Class A shares of the Fund. It should be noted that the performance returns of the Fund that is shown were provided by the Adviser. Lipper maintains its own database that includes the Fund’s performance returns. However, differences in the distribution price (ex-date versus payable date) and rounding differences may cause the Adviser’s own performance returns of the Fund to be one or two basis points different from Lipper. To maintain consistency in this evaluation, the performance returns of the Fund, as reported by the Adviser, are provided instead of Lipper.

22	The Portfolio’s PG is identical to the Portfolio’s EG. The Portfolio’s PU is not identical to the Portfolio’s EU as the criteria for including/excluding a portfolio in/from a PU are somewhat different from that of an EU.

23	Note that the current Lipper investment classification/objective dictates the PG and PU throughout the life of the Fund even if the Fund may have had a different investment classification/objective at different points in time.

2[4]	The performance returns and risk measures shown in the table are for the Class A shares of the Fund.

25	The Adviser provided Portfolio and benchmark performance return information for the periods through July 31, 2008. Benchmark inception is from the nearest month end after Fund’s actual inception date.

26	Fund volatility and Sharpe Ratio information was obtained through Lipper LANA, a database maintained by Lipper. Benchmark Volatility and Sharpe Ratio information was estimated by the Senior Officer using Standard Lipper methodology. Volatility is a statistical measure of the tendency of a market price or yield to vary over time. A Sharpe Ratio is a risk adjusted measure of return that divides a fund’s return in excess of the riskless return by the fund’s standard deviation. A fund with a greater volatility would be seen as more risky than a fund with equivalent performance but lower volatility; for that reason, a greater return would be demanded for the more risky fund. A fund with a higher Sharpe Ratio would be viewed as better performing than a fund with a lower Sharpe Ratio.

70	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

	Periods Ending July 31, 2008 Annualized Net Performance
	1 Year (%)	3 Year (%)	5 Year (%)	10 Year (%)	Since Inception (%)	Annualized		Risk Period (Year)
						Volatility (%)	Sharpe (%)
Global Bond Fund, Inc.	5.10	6.95	8.08	8.66	8.72	8.12	0.63	10
Lehman Brothers Global Aggregate Bond Index (USD hedged)	4.68	3.66	4.16	5.30	6.59	2.75	0.67	10
Lehman Brothers Global Treasury Index[27] (USD hedged)	5.37	3.92	4.21	5.28	6.69	NA	NA
Inception Date: March 27, 1992

CONCLUSION:

Based on the factors discussed above the Senior Officer’s conclusion is that the proposed advisory fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: November 25, 2008

27	Benchmark inception is the nearest month end after the Fund’s actual inception date.

ALLIANCEBERNSTEIN GLOBAL BOND FUND •	71

THIS PAGE IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS

ALLIANCEBERNSTEIN FAMILY OF FUNDS

Wealth Strategies Funds

Balanced Wealth Strategy

Wealth Appreciation Strategy

Wealth Preservation Strategy

Tax-Managed Balanced Wealth Strategy

Tax-Managed Wealth Appreciation Strategy

Tax-Managed Wealth Preservation Strategy

Blended Style Funds

U.S. Large Cap Portfolio

International Portfolio

Tax-Managed International Portfolio

Growth Funds

Domestic

Growth Fund

Large Cap Growth Fund

Small Cap Growth Portfolio

Small/Mid Cap Growth Fund*

Global & International

Global Growth Fund*

Global Thematic Growth Fund*

Greater China ‘97 Fund

International Growth Fund

Value Funds

Domestic

Balanced Shares

Focused Growth & Income Fund

Growth & Income Fund

Small/Mid Cap Value Fund

Utility Income Fund

Value Fund

Global & International

Global Real Estate Investment Fund

Global Value Fund

International Value Fund

Taxable Bond Funds

Diversified Yield Fund

Global Bond Fund

High Income Fund

Intermediate Bond Portfolio

Short Duration Portfolio

Municipal Bond Funds

National National II* Arizona California Florida Massachusetts Michigan	Minnesota New Jersey New York Ohio Pennsylvania Virginia

Intermediate Municipal Bond Funds

Intermediate California

Intermediate Diversified

Intermediate New York

Closed-End Funds

AllianceBernstein Global High Income Fund

AllianceBernstein Income Fund

AllianceBernstein National Municipal Income Fund

ACM Managed Dollar Income Fund

Alliance California Municipal Income Fund

Alliance New York Municipal Income Fund

The Spain Fund

Retirement Strategies Funds

2000 Retirement Strategy	2020 Retirement Strategy	2040 Retirement Strategy
2005 Retirement Strategy	2025 Retirement Strategy	2045 Retirement Strategy
2010 Retirement Strategy	2030 Retirement Strategy	2050 Retirement Strategy
2015 Retirement Strategy	2035 Retirement Strategy	2055 Retirement Strategy

We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

You should consider the investment objectives, risks, charges and expenses of any AllianceBernstein fund/portfolio carefully before investing. For free copies of our prospectuses, which contain this and other information, visit us online at www.alliancebernstein.com or contact your financial advisor. Please read the prospectus carefully before investing.

*	Prior to November 3, 2008, Small/Mid Cap Growth Fund was named Mid-Cap Growth Fund, Global Growth Fund was named Global Research Growth Fund, and Global Thematic Growth Fund was named Global Technology Fund. Prior to December 1, 2008, National II was named Insured National.

**	An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

72	• ALLIANCEBERNSTEIN GLOBAL BOND FUND

AllianceBernstein Family of Funds

ALLIANCEBERNSTEIN GLOBAL BOND FUND

1345 Avenue of the Americas

New York, NY 10105

800.221.5672

GBF-0152-0309

ITEM 2.	CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the registrant.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board of Directors since the Fund last provided disclosure in response to this item.

3

ITEM 11.	CONTROLS AND PROCEDURES.

(a) The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant’s internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

The following exhibits are attached to this Form N-CSR:

EXHIBIT NO.	DESCRIPTION OF EXHIBIT
12 (b) (1)	Certification of Principal Executive Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (b) (2)	Certification of Principal Financial Officer Pursuant to Section 302 of the Sarbanes-Oxley Act of 2002

12 (c)	Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

4

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant): AllianceBernstein Global Bond Fund, Inc.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 29, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Robert M. Keith
Robert M. Keith
President

Date:	May 29, 2009

By:	/s/ Joseph J. Mantineo
Joseph J. Mantineo
Treasurer and Chief Financial Officer

Date:	May 29, 2009

5